                                  EXHIBIT 10


     Amended and Restated Sponsors' Agreement, dated April 21, 1998, between Cummins Engine Company Inc., an Indiana corporation, Case Corporation, a Delaware corporation, Cummins Engine Holding Company, Inc., an Indiana corporation, and Case CDC Holdings, Inc., a Delaware corporation.

     Pursuant to Item 601(b)(2) of Regulation S-K of the Rules and Regulations promulgated pursuant to the Securities Exchange Act of 1934, Case requests omission of the following Schedules:

          (i) Schedule 2.05: Midrange Central Purchasing Agreement, dated April 21, 1998, between Case, Cummins Engine Company, Inc. and Consolidated Diesel Company; and

          (ii) Schedule 2.10: Supplier Tooling Agreement, dated April 21, 1998, between Case and Cummins Engine Company, Inc.

     Case agrees to furnish (a) copies of the foregoing Schedules and (b) copies of the actual signature pages to the agreements contained in this Exhibit 10 to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.

     This Exhibit 10 contains confidential information, which has been omitted and filed separately with the Securities and Exchange Commission, concurrently with the filing hereof, in an Application for Order Granting Confidential Treatment Pursuant to Rule 24b-2. Each location containing such confidential information contains the following legend:

     [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                    AMENDED AND RESTATED SPONSORS' AGREEMENT

     THIS AMENDED AND RESTATED SPONSORS' AGREEMENT, dated as of April 21, 1998, between CUMMINS ENGINE COMPANY, INC., an Indiana corporation ("Cummins"), CASE
                                                               -------
CORPORATION, a Delaware corporation ("Case"), and for purposes of Section 6.01,
                                      ----                        ------------
CUMMINS ENGINE HOLDING COMPANY, INC., an Indiana corporation ("Cummins
                                                               -------
Holding"), and CASE CDC HOLDINGS, INC., a Delaware corporation ("Case Holding"),
                                                                 ------------
amends and restates the Sponsors' Agreement dated as of October 16, 1980, as amended, between Cummins and Case. This Sponsors' Agreement and the Related Agreements shall be deemed effective as of January 1, 1998.

     WHEREAS, Case uses diesel engines in agricultural and construction equipment manufactured and sold by Case;

     WHEREAS, Cummins designs, manufactures and distributes high speed, heavy duty diesel engines and has the technical personnel and research and development facilities to conduct engine design programs;

     WHEREAS, Case organized Case Holding as a wholly-owned subsidiary and Cummins organized Cummins Holding as a wholly-owned subsidiary, and such subsidiaries entered into the Partnership Agreement concerning a general partnership (the "Partnership") named Consolidated Diesel Company for the
                  -----------
purpose of manufacturing, assembling, testing and selling certain engines, components and parts to Case and Cummins and their Affiliates;

     WHEREAS, the Partnership has entered into the Purchase Agreement with Case and Cummins, providing for the sale of engines, components and parts to Case and Cummins;

     WHEREAS, Cummins owns all Industrial Property Rights with regard to the Licensed Engines and Case Products, and Case and Cummins have entered into the License Agreement pursuant to which Cummins has granted a license to Case to use such Industrial Property Rights under certain circumstances;

     WHEREAS, Cummins will continue as provided herein, to develop such Industrial Property Rights for the benefit of Case and Cummins;

     WHEREAS, Case, Cummins and the Partnership entered into the Technical Assistance Agreement pursuant to which Cummins will provide technical assistance to Case and its Affiliates and the Partnership; and

     WHEREAS, the parties hereto desire to further amend and restate this Agreement and the other Related Agreements effective as of January 1, 1998.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.01   DEFINITIONS.  As used in this Agreement, capitalized terms
                    -----------
shall have the meanings set forth in Exhibit G, unless otherwise defined herein.
                                     ---------

                                   ARTICLE II
                             SPONSORS' UNDERTAKINGS

     SECTION 2.01   PERFORMANCE OF AFFILIATES.  Case and Cummins each covenants
                    -------------------------
to the other that it shall perform, and each shall cause its Affiliates to perform, all actions reasonably necessary and appropriate to fulfill all of the respective duties and obligations set forth in this Sponsors' Agreement.

     SECTION 2.02   MODIFICATION OF RELATED AGREEMENTS.  The Sponsors shall not
                    ----------------------------------
cause or permit the Related Agreements to be amended or modified in any way without the prior written consent of both Sponsors. Notwithstanding anything to the contrary contained in this Sponsors' Agreement or any other Related Agreement, the Sponsors, through the Partnership Committee, shall review the operation of all of the Related Agreements on or before [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to determine if amendments thereof are then necessary or desirable. If the Partnership Committee cannot resolve any disputes with respect to the need for any such amendments, such disputes shall be resolved in accordance with Section 6.02.
                               ------------

     SECTION 2.03   RESTRICTION ON TRANSFER OF INTEREST AND REVIEW OF INTEREST.
                    ----------------------------------------------------------
Neither Sponsor shall sell, assign, transfer or encumber all or any part of the issued and outstanding stock of the Partners nor shall either Sponsor permit a Partner to issue any additional stock to any other Person without the prior written consent of the other Sponsor. [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], the Sponsors shall discuss and determine whether the interests of the Partners in the Partnership should continue to be shared on an equal basis.

     SECTION 2.04   ACTIONS BY THE PARTNERSHIP.  Case and Cummins each covenants
                    --------------------------
to the other that it shall take all action reasonably necessary and appropriate to cause the Partnership to do the following:

     (a) Manufacture, assemble, test and sell Licensed Engines, Cummins Products, Case Products and Components, subject to the conditions of Section
                                                                     -------
3.05;
----

     (b) The latest technology reasonably available to Cummins shall be used with the objective that the following performance parameters be competitive or superior to other Diesel Engines: fuel consumption, noise, cold starting, emissions and heat rejection;

     (c) Implement all appropriate engineering changes in the Licensed Engines, Cummins Products and Case Products from time to time as directed by Cummins, subject to the conditions of the Technical Assistance Agreement, and promptly give written notice to the Sponsors of all such changes;

     (d) Manufacture only Components and purchase all other items necessary to assemble Licensed Engines, Cummins Products and Case Products subject to the provisions of Section 2.04(e);
              ---------------

     (e) Evaluate periodically the desirability of manufacturing Purchased Parts and manufacture any such item if (i) the Partnership Committee recommends to the Sponsors that it would be mutually beneficial to the Sponsors or to the Partnership to manufacture such item regardless of any benefits then being realized by a Sponsor as a result of sales by it, or one of its Affiliates, of any such item to the Partnership, and (ii) the Sponsors in their discretion approve, in writing, the manufacture of such item;

     (f) Sell Licensed Engines, Cummins Products, Case Products, Components and Service Parts only to the Sponsors and their respective Affiliates, subject to the terms and conditions hereof and in the Related Agreements;

     (g) Refrain from selling Licensed Engines, Cummins Products, Case Products, Components and Service Parts to Case and its Affiliates for use other than as provided in the License Agreement and/or the Purchase Agreement;

     (h) Refrain from imposing any restrictions upon the use and sale of Licensed Engines, Cummins Products, Components and Service Parts by Cummins and its Affiliates; and

     (i) Endeavor to expand the manufacture, distribution and use of engines produced by the Partnership for use in the agricultural and construction equipment markets and to amend the definition of "Case Equipment" to expand the items covered therein where such expansion is deemed beneficial to both sponsors.

     SECTION 2.05   PURCHASED PARTS.  The Sponsors shall purchase, and shall
                    ---------------
cause their respective Affiliates to purchase, Purchased Parts in accordance with this Section 2.05. This Section 2.05 is subject to the terms and
          ------------        ------------
provisions of the MCP Agreement.  The MCP Agreement is attached as Schedule
                                                                   --------
2.05.

     (a) Purchased Parts for Sponsors and North American Affiliates and
         --------------------------------------------------------------
Licensees.  All Purchased Parts shall be purchased solely from vendors selected
---------
and approved by the Partnership, as follows:

         (1) The Partnership shall establish or may utilize an agreed agent, MCP, or such other agent as the Sponsors shall agree, to establish the price for all such Purchased Parts with such vendors, including, without limitation, unit price, payment terms, return goods policy and warranty terms.

          (2) The Partnership shall assure compliance by such vendors with the Partnership's specifications and quality standards with regard to such Purchased Parts.

          (3) The Partnership shall establish with such vendors the quantities of such items which otherwise will be available to the Partnership as Purchased Parts and the quantities which will be available to the Sponsors and their Affiliates and Licensees.

          (4) The Sponsors shall, and shall cause their respective Affiliates to, (i) order Purchased Parts directly from such vendors, (ii) establish directly with such vendors delivery terms and special packaging requirements, (iii) administer warranty claims with regard to such Purchased Parts directly with such vendors, and (iv) be solely responsible for payment to such vendors for all Purchased Parts so ordered.

          (5) The Partnership may purchase Purchased Parts from any European Tooled Vendor, and no payment shall be due to either Sponsor as reimbursement of any support costs associated with such Tooled Vendors as a result of such Partnership purchase. If either Sponsor feels any inequity occurs as a result of the operation of this Section 2.05(a)(5), such
                                                 ------------------
     Sponsor shall notify the other Sponsor in writing of the inequity and such issue shall be resolved in accordance with Section 6.02.
                                                ------------

          (6) Any other terms with regard to the purchase of Purchased Parts shall be determined by the Partnership Committee.

     (b) Purchased Parts for Certain Affiliates and Licensees Outside of North
         ---------------------------------------------------------------------
America.  The Sponsors shall permit their (i) Affiliates and Licensees, which do
-------
not have substantial manufacturing facilities in North America, to purchase directly from any vendor to the Partnership, Purchased Parts which have been manufactured by such vendor upon terms negotiated by such Affiliates or Licensees. If such Affiliates or Licensees and the Partnership both obtain Purchased Parts from such vendors, the Sponsors shall cause such Affiliates or Licensees to coordinate their purchases with the Partnership. If quantities of Purchased Parts are not adequately available to meet the requirements of the Partnership and Affiliates or Licensees which do not have substantial manufacturing facilities in North America, the Sponsors shall request that the Partnership work with its vendors to allocate such Purchased Parts in proportion to the level of firm orders or in such other proportion as the Sponsors may agree. For transactions pursuant to this Section 2.05(b), no payment shall be
                                         ---------------
due to either Sponsor, or to the Partnership, as reimbursement of any support costs associated with these vendors. If either Sponsor feels any inequity occurs as a result of the operation of this Section 2.05(b), the procedures set
                                            ---------------
forth in Section 6.02 shall be followed.
         ------------

     (c) Distribution of Service Parts.  The Partnership shall not be
         -----------------------------
responsible for the distribution of Service Parts to distributors, dealers or customers of the Sponsors or of their respective Affiliates and Licensees.

     SECTION 2.06   OTHER PLANTS.  (a) North America.  Case may construct and
                    ------------       -------------
operate one plant in North America, and Cummins may construct and operate one or more plants in North America to produce Licensed Engines, Cummins Products, Case Products and/or Components so long as such Sponsor continues to forecast purchases from the Partnership of the lesser of (i) at least [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Licensed Engines and engines included in Cummins Products and Case Products annually, and (ii) the full amount of Licensed Engines and engines included in Cummins Products and Case Products available to such Sponsor, during the five years following the beginning of construction or acquisition of such other plant. Cummins shall be free to construct and operate any number of plants outside of North America to produce Licensed Engines, Cummins Products and/or Components without regard to forecast purchases from the Partnership.

     (b) Western Europe.  Case agrees that it shall not utilize a Manufacturing
         --------------
Affiliate to produce Licensed Engines in Western Europe unless (i) Case first offers to Cummins the opportunity to supply Case's European requirements of such engines under the Engine Transfer Agreement, and Cummins declines to supply or is unable to supply such requirements or (ii) Cummins agrees to supply such engines under the Engine Transfer Agreement but does not materially comply with the terms of the Engine Transfer Agreement, including, without limitation, terms relating to the quality and timely delivery of such engines, after implementation of the dispute resolutions provisions of Section 6.02.
                                                        ------------

     SECTION 2.07   PURCHASES AND ORDER ENTRY.
                    -------------------------

     (a)  Rights to Purchase Engines.  Each Sponsor has the right to purchase
          --------------------------
Licensed Engines, Case Products, Cummins Products, Components and Service Parts from the Partnership pursuant to the terms and conditions of the Purchase Agreement.

     (b) Order Entry.  Cummins and Case shall each establish a single point to
         -----------
receive and process orders for Licensed Engines, Case Products and Cummins Products from the Partnership and shall order, and cause their respective Affiliates to order, Licensed Engines, Case Products and Cummins Products through the corresponding order point. Case shall establish its order point at the Partnership. All costs of establishing and maintaining Case's order point at the Partnership shall be Case Partner Only Expenses under the Purchase Agreement. All costs of establishing and maintaining an order point at the Partnership for Cummins, if any, shall be Cummins Partner Only Expenses under the Purchase Agreement.

     (c) CEOM.   Cummins receives and processes orders from its customers
         ----
through its central engine order management department ("CEOM").

                                                         ----

     (d) Acknowledgments.  Acknowledgments of order receipts and shipment
         ---------------
commitments shall be in accordance with order rules established by the Partnership.

     SECTION 2.08    CAPITAL EXPENDITURES.   At least 120 days before the end of
                     --------------------
any calendar year, each Sponsor shall use reasonable efforts to provide the Project Manager with a forecast of Licensed Engines, Cummins Products, Case Products, Components and Purchased Parts that it and its Affiliates will require from the Plant during the next five years. The forecast will be used, among other things, in connection with the determination required under paragraph 3 of Exhibit D to the Sponsors' Agreement. With respect to future production
---------
capacity of the Plant, the Sponsors agree as follows:

     (a) Maintenance of Current Capacity.  Except as the Sponsors shall
         -------------------------------
otherwise agree, each year, as necessary, the Sponsors shall cause each Partner to contribute 50% of any capital necessary to maintain the capacity of the Plant at least at the level of the demonstrated production capacity of the Plant for the prior year.

     (b) Capacity Investments.  Each Sponsor shall have the right unilaterally,
         --------------------
in accordance with this Section 2.08(b) and subject to the review process of
                        ---------------
Section 3.06(b) of the Partnership Agreement, to make expenditures to increase
---------------
the capacity of the Plant beyond Theoretical Current Capacity for any Units at the Plant or to cause or permit the Plant to produce in excess of Theoretical Current Capacity for any Units at the Plant but shall not have the right to make Unilateral Investments or take any other action that reasonably would be expected to result in a decrease of the Theoretical Current Capacity for any Units at the Plant or causes the Plant to produce less than demonstrated production for the prior year. If any five-year forecast described at the beginning of this Section 2.08 implies sustained production by the Plant in
                  ------------
excess of Theoretical Current Capacity for any Units at the Plant, the Project Manager shall perform an analysis of the expenses, investments or costs (including ongoing operating costs such as employee overtime costs) required to increase the production capacity at the Plant so as to eliminate persistent production shortfalls. Based on that analysis, the Sponsors shall make such investments in the Plant's production capacity as are reasonably necessary and are consistent with the investment objectives at the Sponsors and prudent business judgment. Each Sponsor shall have the right, but not the obligation, to jointly fund the expenses, costs and/or investments in connection with the increase of the Plant's capacity (a "Jointly Funded Investment"). In the event
                                     -------------------------
of a Jointly Funded Investment, each Sponsor shall pay one-half of the aggregate costs, expenses and/or investments related to such Jointly Funded Investment.
If the Sponsors do not agree to a Jointly Funded Investment, then either Sponsor shall have the right, but not the obligation, to unilaterally make such investments and incur such costs and expenses in connection with the increase to the Plant's Theoretical Current Capacity for any Units at the Plant (a

"Unilateral Investment").  All investments, costs and expenses in connection
----------------------
with the installation or operation of any Unilateral Investment shall be borne by the Sponsor making such investments and/or incurring such costs and expenses and shall not be considered part of the Partnership's expenses, assets or liabilities.

     (c) A Sponsor may utilize the additional capacity of the Plant created by a Unilateral Investment of the other Sponsor only upon payment to the other Sponsor of an amount equal to (A)

(i) one-half of the average of (x) the acquisition costs to the other Sponsor of the assets acquired (and/or the amount of capitalized expenditures) in connection with such Unilateral Investment and (y) the then current book value of such assets (and/or capitalized expenditures), plus (ii) one-half of the one-time Partner Only Expenses required for installation of such capacity, plus
(iii) an amount sufficient to provide the other Sponsor with a [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] on the Unilateral Investment or (B) such other amount as the Sponsors shall agree. To the extent that a Sponsor utilizes the additional capacity created by the other Sponsor's Unilateral Investment by payment of the foregoing amount, the assets in connection with such expansion shall be deemed equal contributions of the Partners to the Partnership and shall be reflected in the Partnership's books accordingly. If one Sponsor makes a minimal and infrequent use of the additional capacity created by a Unilateral Investment of the other Sponsor, such first Sponsor shall not be required to invest in such Unilateral Investment solely because of such minimal and infrequent use; provided, however, that in such event, such first Sponsor shall
                --------  -------
reasonably compensate the other Sponsor for such use and shall take such other actions as determined by the Partner Representatives.

     SECTION 2.09    UPFIT CENTER.
                     ------------

     (a) Nature of Upfit Center.  The Sponsors shall cause the Partnership to
         ----------------------
allocate a portion of the Plant, not to exceed 20,000 square feet, to be used as a center (the "Upfit Center") for storing and installing certain upfit items
               ------------
(not ordinarily included in engines that the Partnership produces) which Cummins requires on its engine purchases. The Sponsors shall permit the Plant to install such items on engines that have been assembled, tested and painted for Cummins.

     (b) Cummins' Use of Upfit Center.  For so long as Cummins is the only party
         ----------------------------
requiring the use of the Upfit Center at the Plant, Cummins shall be solely responsible for the amount of any expenditures necessary to maintain and operate the same. Any assets acquired by Cummins in connection with such Upfit Center shall be carried on Cummins' books and shall not be considered assets of the Partnership.

     (c) Joint Use of Upfit Center.  If Case decides to use a portion of the
         -------------------------
Upfit Center at the Plant, Case agrees to reimburse Cummins for an amount equal to the average of the sum of one-half of the cost of the asset purchases after June 25, 1986, and one-half of the current book value of such assets, or such other amount as Cummins and Case may agree.

     (d) Assets of Upfit Center.  To the extent Cummins and Case participate
         ----------------------
equally in the capital requirements of the Upfit Center, the assets acquired shall be deemed equal contributions of the Partners to the Partnership and shall be reflected as such in the Partnership books.

     SECTION 2.10    GENERAL TOOLING OBLIGATIONS.  The rights and obligations of
                     ---------------------------
the Sponsors with respect to Tooled Vendors and Supplier Tooling shall be governed by the Supplier Tooling Agreement attached as Schedule 2.10.
                                                       -------------

     SECTION 2.11    EMISSIONS NON-COMPLIANT ENGINES.  The Sponsors intend that
                     -------------------------------
the Partnership shall continue to supply Licensed Engines not certified as complying with the emissions standards of any governmental authority for diesel engines as long as the demand for such Licensed Engines continues, unless it becomes economically unfeasible to do so. If at any time a demand for such non-certified Licensed Engines exists, and it is uneconomical for the Partnership to produce such Licensed Engines, the Partnership Representatives shall meet and attempt to reach an equitable solution. If they are unable to agree on a solution, the dispute shall be resolved in accordance with Section 6.02.
                                                           ------------

                                  ARTICLE III

                            ADDITIONAL ENGINE MODELS

     SECTION 3.01    ADDITIONAL CASE PRODUCTS.  Case may, by written notice to
                     ------------------------
Cummins, request that Cummins design and develop one or more models of engines (other than the models of Licensed Engines set forth in Exhibit A) based on
                                                        ---------
Licensed Engines and one or more additional components. If Cummins agrees in writing, within 60 days of such notice, to jointly fund on an equal basis with Case all capital investment (except Supplier Tooling, which shall be governed by
Section 5 of the Supplier Tooling Agreement) for such additional engine or
---------
component and all design and development costs thereof up to the launch of such engine or component, then any such additional engine model shall be added to Exhibit A and shall be a Licensed Engine. If Cummins does not agree to jointly
---------
fund such design and development work, Cummins shall have no responsibility to fund or design such engine model. If Cummins agrees to design and develop such engine model or component at Case's sole expense (plus any margin as may be agreed by Cummins and Case), such engine model shall be a "Case Product" and
                                                           ---- -------
shall be included in Licensed Products. Case shall fund all design and development costs with respect to Case Products and all costs to keep Case Products current and competitive. Any such Case Product shall be subject to the License Agreement but not the Technical Assistance Agreement.

     SECTION 3.02    ADDITIONAL CUMMINS PRODUCTS.  Cummins shall have the right
                     ---------------------------
to design and develop a model of engine other than the models of Licensed Engines set forth in Exhibit A to this Sponsors' Agreement. Before Cummins
                     ---------
begins work on the design or development of such an engine model to be produced by the Partnership, Cummins shall give Case written notice thereof. Cummins' notice shall include sufficiently detailed information about such engine model so that Case can reasonably determine whether it wishes to jointly fund such engine, including, without limitation, information with respect to design and development expenses, capital expenditures, product target cost, program timing and design objectives.

     (a) If Case agrees in writing, within 60 days of such notice, to jointly fund on an equal basis with Cummins such design and development work, then such additional engine model shall be added to Exhibit A and shall be a Licensed
                                          ---------
Engine. Case shall contribute to the Partnership 50% of all capital investment (other than Supplier Tooling, which shall be governed by Section 5 of the
                                                         ---------
Supplier Tooling Agreement) and shall pay to Cummins 50% of all design and development costs, in both cases for the Base Engine and options used by Case up to the launch of such engine or component. The assets acquired thereby shall be deemed equal contributions of the Partners to the Partnership and shall be reflected in the Partnership books accordingly.

     (b) If Case does not agree in writing, within 60 days of such notice, to jointly fund on an equal basis with Cummins the design and development work for an additional engine model, then such additional engine model shall not be added to Exhibit A. Cummins may nevertheless undertake to design and develop any such
   ---------
additional engine model or component proposed by Cummins (a "Cummins Product")
                                                             ---------------
by itself or with the help of another Person.

     (c) The following provisions shall apply to any additional engine models or components in Section 3.01 or 3.02:
              ------------    ----

          (1) The Sponsors shall cause the Partnership to produce such engine or component for sale to the Sponsor that unilaterally funds the design and development costs of such engine or component (the "Funding Sponsor"),
                                                         ---------------
     subject to the terms and conditions of the Purchase Agreement.

          (2) If production of such engine or component by the Partnership requires any capital investment or any other costs, the Funding Sponsor shall bear full responsibility for the same.

          (3) The other Sponsor shall not be entitled to purchase such engine or component from the Partnership unless:

              (A) starting at the time of initial investment and continuing up to the launch of such engine or component, pursuant to Section 3.01 or
                                                            ---------------
     3.02(a), as applicable, such other Sponsor contributes to the Partnership
     -------
     50% of all related capital investment (except Supplier Tooling, which shall be governed by Section 5 of the Supplier Tooling Agreement), and pays to
                    ---------
     the Funding Sponsor 50% of all design and development costs, in both cases for the Base Engine and new options that are specific to such other Sponsor relating to such engine; or

              (B) at any time after the expiration of the 60-day notice period pursuant to Section 3.01 or 3.02(b), as applicable, such other Sponsor pays
                 -----------------------
     to the Funding Sponsor an amount equal to the sum of (i) 50% of all related capital investment (except Supplier Tooling, which shall be governed by

     Section 5 of the Supplier Tooling Agreement), and 50% of all design and
     ---------
     development costs for the Base Engine and new options that are specific to such other Sponsor for such engine that have been paid by the Funding Sponsor to that date, and (ii) the sum of (x) an amount equal to the monthly interest rate equal to the Funding Sponsor's monthly average cost of borrowings over the period it expended funds under clause (i),
                                                           ----------
     multiplied by the amount specified in clause (i) calculated as of the end
                                           ----------
     of each month to the date such other Sponsor pays the Funding Sponsor hereunder, and (y) a one-time buy-in fee equal to [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND

     EXCHANGE COMMISSION] multiplied by the sum of all amounts specified in clause (i) that are actually paid or committed to be paid (i.e., for which
     ----------                                                 ----
     a purchase order has been issued) by the Funding Sponsor. Thereafter and continuing up to the launch of such engine or component, such other Sponsor shall contribute to the Partnership 50% of any additional capital investment and shall pay to the Funding Sponsor 50% of any additional design and development costs, in both cases required for the Base Engine and new options that are specific to such other Sponsor relating to such engine. If the other Sponsor makes such payments in this clause (B), such
                                                               ----------
     additional engine model shall be added to Exhibit A and shall be a Licensed
                                               ---------
     Engine.

          (4) Where Cummins is the Funding Sponsor, if Case does not choose either of the options in Section 3.02(c)(3), Cummins shall offer to sell
                              ------------------
     such engine to Case pursuant to the Engine Supply Agreement.

          (5) For so long as the Funding Sponsor is the only party to make capital investments under this Section 3.02(c), the assets acquired by such
                                    ---------------
     investments shall be carried on the Funding Sponsor's books and shall not be considered Partnership assets. However, to the extent that Cummins and Case participate equally in such investments, the assets acquired thereby shall be deemed equal contributions of the Partners to the Partnership and shall be reflected in the Partnership books accordingly.

     (d) So long as the engines produced by the Partnership contain the same bore and stroke as well as the resultant displacement as that set forth on Exhibit A, including any enhancements or upgrades to such engines, such engines
---------
shall be included on Exhibit A and shall be Licensed Engines.  If Cummins states
                     ---------
that it intends to replace any Licensed Engine with a replacement engine (i.e., an engine with a different bore and stroke than the engine to be replaced), Cummins shall notify Case, and such replacement engine shall be deemed an additional engine model of the type described in the first sentence of this
Section 3.02.  Case may agree to jointly fund such replacement engine as
------------
provided in this Section 3.02.
                 ------------

     (e) 4B ENGINE.  The Sponsors acknowledge that the "4B Engine" is, as of the
         ---------
date hereof, under development by Cummins and that the 4B Engine shall be a Licensed Engine. The Sponsors acknowledge that a principal objective is to develop engines that will satisfy emissions standards prescribed by various governmental authorities, including the United States Environmental Protection Agency. The parties further acknowledge that it will become necessary for the 4B Engine to achieve compliance with United States Environmental Protection Agency "Tier II" emissions standards when those standards become applicable to the 4B Engine in coming years. Cummins has assured Case that it will be possible for the Partnership to produce, without substantial additional capital expenditures to the Partnership on the part of Case, a 4B Engine that achieves compliance with the aforementioned emissions standards while also achieving performance approaching that of the Encore engine ("Tier II Compliance"). As of
                                                    ------------------
1995, Cummins informed Case that such capital expenditures were estimated to be [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. The Sponsors therefore agree that Case shall make payments pursuant to the terms hereof and of the other Related Agreements or agreements subsequently entered into in furtherance hereof to the extent required to cover Case's share of the capital expenditures necessary for the 4B Engine to achieve Tier II Compliance; provided, however, that if at any time the Partnership
                    --------  -------
proposes to make capital expenditures that would cause the aggregate capital expenditures for 4B Engine Tier II Compliance to exceed [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], Case shall not be required to make payments to cover its share of any portion of such excess except to the extent that Case is given the opportunity to review and approve the proposed excess expenditures prior to the time the Partnership commits to such expenditures.

     (f) ENCORE ENGINE.  Case shall participate in the D Family (8.8 liter)
         -------------
models of Encore engine pursuant to Section 3.02.  Cummins shall sell to Case,
                                    ------------
and Case shall have the right to purchase from Cummins, all fuel systems and electronic technology improvements and advancements developed by Cummins or on behalf of Cummins in connection with the Encore model Cummins engine now available or made available in the future at [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of Cummins' production cost as demonstrated by Cummins to the reasonable satisfaction of Case.

     SECTION 3.03    OTHER ENGINES.  If the Partnership plans to produce engines
                     -------------
other than Licensed Engines and Cummins engines currently produced by the Partnership (which are natural gas B engines and natural gas C engines) at the Plant, the Sponsors shall meet and discuss the impact of such plans on this Agreement, including the capital expenditures, fee and pricing provisions of this Agreement, and shall agree upon such modifications to this Sponsors' Agreement and the other Related Documents as are necessary to avoid any inequity or detriment to either Sponsor or their Affiliates.

     SECTION 3.04    THIRD PARTY ENGINES.  Notwithstanding anything in this
                     -------------------
Article III to the contrary, Cummins shall have the right to design and develop,
-----------
at its sole cost and expense, proprietary engines for third parties based on Family I, Family II and Family III designs; provided, however, that Cummins
                                            --------  -------
shall not have the right to manufacture or assemble such engines at the Plant or to have such engines manufactured or assembled by the Partnership.

     SECTION 3.05    THREE-CYLINDER ENGINES.  The 3-290,  3T-290 and 3TA-290
                     ----------------------
engines are included in Exhibit A and the definition of "Licensed Engine";
                        ---------
provided, however, that, unless the Sponsors otherwise agree, the Partnership
--------  -------
shall not be required to (i) manufacture blocks and heads for any three-cylinder Licensed Engines unless the combined annual volume of the Sponsors' aggregate orders for such blocks and heads exceeds [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Components or (ii) assemble any three-cylinder Licensed Engines unless the combined annual volume of the Sponsors' orders for such Licensed Engines exceeds [CONFIDENTIAL INFORMATION CONTAINED HERE HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Components.

     SECTION 3.06    NON-DIESEL ENGINES.  If Cummins develops a model of engine
                     ------------------
based on the Family I, II or III Engine designs that is not a Diesel Engine and is to be produced at the Plant, Case's level of participation in the use of the design and a reasonable sharing of the capital and costs for the development and implementation of the design shall be agreed to by the Sponsors at the time production of such engine is actually required by Case. If so agreed by the Sponsors, any such non-Diesel Engine shall be added to Exhibit A and shall be a
                                                       ---------
Licensed Engine.

                                   ARTICLE IV
                               PROJECT MANAGEMENT

     SECTION 4.01    PROJECT MANAGER.  The Project Manager shall be  responsible
                     ---------------
for the normal and customary day-to-day management of the operations of the Plant, in accordance with the Annual Operating Plan, as well as any emergency management not provided for in the Annual Operating Plan, including, without limitation, production, planning, scheduling, manufacturing, maintenance, finance and administration, compensation and employment policies of the Partnership, and management of the Partnership supply base. In addition, the Project Manager hereby agrees to fulfill the responsibilities delegated to it in the Partnership Agreement.

     SECTION 4.02    NO DETRIMENT.  The Project Manager shall not intentionally
                     ------------
manage the Plant for the benefit of one Sponsor or its Affiliates to the detriment of the other Sponsor or its Affiliates.

     SECTION 4.03    OPERATING REPORTS.  The Sponsors shall cause the
                     -----------------
Partnership to use accounting systems approved by the Sponsors and to provide monthly financial reports to the Sponsors. The Sponsors and the Partners shall cause the Controller to use his best efforts to provide promptly information reasonably requested by the Sponsors from time to time.

                                   ARTICLE V
                              TECHNICAL ASSISTANCE

     SECTION 5.01    TECHNICAL INFORMATION AND SUPPORT SERVICES.  Cummins shall
                     ------------------------------------------
provide Technical Information and support services to the Partnership pursuant to the terms of the Technical Assistance Agreement. Cummins shall, at least on a quarterly basis, review with Case the activities, programs and projects being performed to provide such Technical Information and services to the Partnership and provide to Case such written reports relative thereto as may reasonably be requested.

     SECTION 5.02    COORDINATION BETWEEN SPONSORS.  On a quarterly basis
                     -----------------------------
Cummins shall consult with Case with regard to, and take into consideration the needs of, the Partnership and Case for Technical Information and support services to be provided under the Technical Assistance Agreement prior to establishing priorities for such work to be performed by Cummins.

                                   ARTICLE VI

                               GENERAL PROVISIONS

     SECTION 6.01    TERMINATION OF ENCORE AGREEMENT.  The Sponsors and the
                     -------------------------------
Partners hereby agree that this Sponsors' Agreement shall supersede and terminate the Agreement, dated as of September 29, 1995, between Case, Cummins, Case Holding and Cummins Holding, relating to the so-called Encore engines.

     SECTION 6.02    DISPUTE RESOLUTION.  If a dispute or inequity arises that
                     ------------------
is to be resolved pursuant to this Section 6.02, the Sponsor that initiates such
                                   ------------
dispute or feels such inequity shall so notify the other Sponsor in writing.
The Partner Representatives shall then discuss the situation and try to agree upon whatever modifications are reasonably necessary to prevent any further inequity or dispute. If the Partner Representatives agree, they shall submit their recommendations to the Partnership Committee for review and approval. If the Partner Representatives are unable to agree after two weeks, or such additional time as they may determine, the matter shall be submitted, along with any recommendations, to the officers at Cummins and Case, acting as executive vice presidents or the equivalent, who are generally responsible for Partnership matters. Such officers shall discuss the situation and try to agree upon whatever modifications are reasonably necessary to prevent any further inequity or dispute. If they agree, they shall submit their recommendations to the Partnership Committee for review and approval. If such officers are unable to agree after two weeks, or such additional time as they may determine, the matter shall be submitted, along with any recommendations, to the chief executive officer of Cummins and the chief executive officer of Case. They shall discuss the situation and try to agree upon whatever modifications are reasonably necessary to prevent any further inequity or dispute. If they agree, they shall submit their recommendations to the Partnership Committee for review and approval. If the chief executive officers are unable to agree within two weeks, or such additional time as they may determine, the matter shall be resolved in a manner to be determined by the Sponsors.

     SECTION 6.03    FORCE MAJEURE.  If either Sponsor is rendered unable,
                     -------------
wholly or in part, by Force Majeure, to fulfill any obligation or condition of this Agreement, then upon giving notice and reasonably full particulars to the other Sponsor, such obligation or condition, other than the obligation to pay money when due, shall be suspended, to the extent fulfillment is impeded, from the date of such notice until such Force Majeure ceases or abates sufficiently to permit full or partial performance, and such Sponsor shall be relieved of liability and shall suffer no prejudice under this Agreement for failure to perform the same during such period.

     SECTION 6.04    PROPRIETARY INFORMATION.  Neither Sponsor shall divulge,
                     -----------------------
nor permit its Affiliates or the Partnership to divulge, any proprietary or confidential information (including, but not limited to Technical Information) of the other Sponsor or its Affiliates or of the Partnership to any Person, except to those employees, agents, independent contractors and representatives of such Sponsor, its Affiliates or the Partnership who, and to the extent they, require knowledge of the same in connection with transactions contemplated by this Agreement or except as mutually agreed by the Sponsors. Each Sponsor shall inform its employees, agents, independent contractors and representatives of the proprietary or confidential nature of such information and the obligation to keep such information confidential and shall take such other action as shall reasonably be required to cause such information to be kept confidential. This Section 6.04 shall not
                                                        ------------
apply to information which is in the public domain or to information legally in the possession of a Sponsor or any of its Affiliates otherwise than as a result of the creation of the Partnership.

     SECTION 6.05    NO REPRESENTATIONS OR WARRANTIES. Except as otherwise
                     --------------------------------
expressly provided in a Related Agreement, Cummins, its Affiliates, agents and employees, have not made and do not make any representations, warranties or guarantees, express or implied, of any kind or nature whatsoever, under this Agreement, the Related Agreements or in connection with the transactions contemplated hereby with regard to the:

     (a) The ability to meet the design objectives of the Licensed Engines set forth in Section 2.04(b) or the ability of the Licensed Engines to be produced
         ---------------
or to perform in any manner or the ability of the Licensed Engines to meet any specifications, standards or requirements imposed by law or otherwise, whether existing now or imposed in the future;

     (b) Plant site and improvements thereon, if any, the design engineering and planning of the Plant and manufacturing operations, the architects and engineering firms retained in accordance with this Agreement, the machine tools and the related equipment selected for the Plant, the machine tool vendors, or the construction of the Plant;

     (c) Operation of the Plant including, without limitation, the time or numbers of Licensed Engines, Case Products, Components and Parts, to be produced and delivered, the costs of production, or the capability of the Plant to meet the one-year operating plan approved in accordance with the Partnership Agreement; and

     (d) Industrial Property Rights, technical assistance, technical information and support services to be provided under this Sponsors' Agreement, the License Agreement or Technical Assistance Agreement to Case, its Affiliates and the Partnership.

     SECTION 6.06    SEVERABILITY.  If any part of this Agreement or the Related
                     ------------
Agreements , for any reason, shall be finally adjudged by any court of competent jurisdiction to be invalid, such judgment shall not affect, impair or invalidate the remainder of this Agreement or the Related Agreements and there shall be deemed substituted for the part at issue a valid, legal and enforceable provision as similar as possible to the part at issue. The invalidity of any part or parts of this Agreement or the Related Agreements shall not relieve the Sponsors from their other duties and obligations under this Agreement or Related Agreements.

     SECTION 6.07    WAIVER.  The failure of either Sponsor to enforce any
                     ------
provision of this Agreement or exercise any right granted hereby shall not be construed to be a waiver of such provision or right, nor shall it affect the validity of this Agreement or any part hereof, or limit in any way the right of any party subsequently to enforce any such provision or exercise such right in accordance with its terms.

     SECTION 6.08    NOTICES.  Any notice, report or consent required or
                     -------
permitted by this Agreement to be given or delivered shall be in writing and shall be delivered by hand, sent by confirmed facsimile transmission or mailed, postage prepaid, by certified or registered mail, return receipt requested, as follows:

          If to Cummins or Cummins Holding:

               Cummins Engine Company, Inc.
               Box 3005
               Columbus, Indiana  47202
               Attention: General Counsel
               Facsimile: (812) 377-3272

          If to Case or Case Holding:

               Case Corporation
               700 State Street
               Racine, Wisconsin  53404
               Attention:  General Counsel
               Facsimile: (414) 636-5631

Any such notice, report or consent shall be effective upon receipt. Any party may change its address for receipt of any notice, report or consent by giving the other parties 30 days' notice of such change as above provided.

     SECTION 6.09    ENTIRE AGREEMENT.  This Sponsors' Agreement, with its
                     ----------------
exhibits and other attachments, constitutes the entire understanding of the Sponsors relating to the subject matter hereof and supersedes all prior agreements or understandings of the Sponsors with respect thereto.

     SECTION 6.10    CHANGE IN CONTROL.
                     -----------------

     (a) Each Sponsor covenants that it will not merge or consolidate with or into any other Person or sell, lease, transfer or otherwise dispose of its property and assets as, or substantially as, an entirety unless:

          (i) the Sponsor shall be the continuing or surviving corporation; or

          (ii) the Sponsor merges or consolidates with one of its Affiliates; or

          (iii) the Sponsor is not the continuing or surviving corporation and the successor or acquiring Person has a net worth thereafter not less than the net worth of the Sponsor immediately prior to such merger, consolidation or sale of property and assets, and such successor or acquiring Person assumes in writing all of the obligations of the Sponsor under this Sponsors' Agreement and the other Related Agreements. Any such successor or acquiring Person shall succeed to and be substituted for the Sponsor merging into or consolidating with it, with the same effect as if such successor or acquiring corporation had been named herein as a party hereto.

     (b) Each Sponsor covenants that it will not engage in a Change in Control if the other entity or entities that is a party to the transaction(s) constituting a Change in Control, or an Affiliate of such other entity or entities, is a Competitor of the other Sponsor, nor will either Sponsor or its Affiliate consummate a Change in Control of a Competitor of the other Sponsor.

          (i) "Competitor" of either party means a material competitor with a
               ----------
     major business of such competitor in a substantial portion of the geographic areas where such party or its Affiliates does business.

          (ii) "Change in Control" of an entity means a change in the beneficial
                -----------------
     ownership of the entity's voting stock or a change in the composition of the entity's board of directors or other principal governing body (either such body being the "Board of Directors"), which occurs as follows:
                          ------------------

               (A) any person or entity (or group of persons or entities) other than:

                    (I) a trustee or other fiduciary of securities held under an employee benefit plan of the entity; or

                    (II) an entity owned, directly or indirectly, by the
               stockholders of such entity in substantially the same proportions as their ownership of such entity;

          is or becomes a beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of stock of the entity representing 50% or more of the total voting power of the entity's then outstanding stock;

               (B) during any period of two consecutive years there shall cease to be a majority of the entity's Board of Directors comprised as follows: individuals who at the beginning of such period constitute the Board of Directors and any new director(s) whose election by the Board of Directors or nomination for election by the entity's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved; or

               (C) the stockholders of the entity approve a merger or consolidation of the entity with any other entity other than:

                    (I) a merger or consolidation that would result in the
               entity's voting stock outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity) more than 50% of the combined voting power of the entity's or such surviving entity's outstanding voting stock immediately after such merger or consolidation; or

                    (II) a merger or consolidation that would result in the
               directors of the entity who were directors immediately prior thereto continuing to constitute at least 50% of the directors of the surviving entity immediately after such merger or consolidation.

               For purposes of this paragraph (C), "surviving entity" means only
                                                    ----------------
               an entity in which all of the entity's stockholders become stockholders by the terms of such merger or consolidation, and the phrase "directors of the entity who were directors
                           ------------------------------------------
               immediately prior thereto" shall not include:
               -------------------------

                    (III) any director of the entity who was designated by a
               person who has entered into an agreement with the entity to effect a transaction described in this paragraph or in paragraph
               (A) above; or

                    (IV) any director who was not a director at the beginning of the 24-month period preceding the date of such merger or consolidation unless his election by the Board of Directors or nomination for election by the entity's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors before the beginning of such period.

          (iii)  For purposes of the definition of "Change in Control" in paragraph (ii) above, references to "stock," "voting stock" or
     --------------                       -----    ------------
     "stockholders" of an entity shall include other equivalent equity interests
     -------------
     issued by entities that are not corporations.

     SECTION 6.11    NO THIRD-PARTY BENEFICIARIES.  This Sponsors' Agreement
                     ----------------------------
shall be construed to be for the benefit of the Sponsors only and shall confer no right or benefit upon any other Person. Without limitation of the foregoing, no covenant herein contained is intended, nor shall it be construed, to operate as a guaranty to any Person of any indebtedness of the Partnership, the subsidiaries or any Affiliate of a Sponsor.

     SECTION 6.12    VERBAL MODIFICATIONS OR WAIVERS.  No modification or waiver
                     -------------------------------
of any provision hereof shall be effective unless in writing and signed by an authorized representative of the Sponsor or Sponsors bound thereby.

     SECTION 6.13    TITLES AND HEADINGS.  The titles and headings included in
                     -------------------
this Sponsors' Agreement are inserted for convenience only and shall not be considered in construing this Sponsors' Agreement.

     SECTION 6.14    APPLICABLE LAW.  This Sponsors' Agreement shall be
                     --------------
construed in accordance with the laws of the State of Indiana.

     IN WITNESS WHEREOF, the Sponsors have caused this Sponsors' Agreement to be executed by their officers thereunto duly authorized as of the day and year first above written.

                                    CUMMINS ENGINE COMPANY, INC.


                                 By:    / F. Joseph Loughrey /
                                    ---------------------------------------
                                 Name:  F. Joseph Loughrey
                                 Title: Executive Vice President
                                        Group President - Industrial


                                 CASE CORPORATION


                                 By:    / Steven G. Lamb /
                                      -------------------------------------
                                 Name:  Steven G. Lamb
                                 Title: President and Chief Operating Officer


                                 CUMMINS ENGINE HOLDING COMPANY, INC.


                                 By:    / F. Joseph Loughrey /
                                    ----------------------------------------
                                 Name:  F. Joseph Loughrey
                                 Title: President


                                 CASE CDC HOLDINGS, INC.


                                 By:    / Steven G. Lamb /
                                      --------------------------------------
                                 Name:  Steven G. Lamb
                                 Title: Attorney in Fact

                                                                       EXHIBIT A
                              SPONSORS' AGREEMENT
                          LICENSED ENGINE DESCRIPTION

          The "Licensed Engines" referred to in Exhibit G of the Sponsors'
                                                ---------
Agreement shall consist of two families of Diesel Engines. Family I Engines shall have a common bore and stroke of 102 mm by 120 mm. Family II Engines shall have a bore of 114 mm and a stroke of 135 mm. Family III Engines will have a bore of 114 mm and a stroke of 144.5 mm.

ENGINE MODELS      CONFIGURATION            DISPLACEMENT      ASPIRATION

FAMILY I ENGINES            ('B' Engines)
3-290*             Inline - 3 cylinder      2.94 litres       Natural
3T-290*            Inline - 3 cylinder      2.94 litres       Turbo-charged
3TA-290*           Inline - 3 cylinder      2.94 litres       Turbo-charged/after-cooled
4-390              Inline - 4 cylinder      3.92 litres       Natural
4T-390             Inline - 4 cylinder      3.92 litres       Turbo-charged
4TA-390            Inline - 4 cylinder      3.92 litres       Turbo-charged/after-cooled
6-590              Inline - 6 cylinder      5.88 litres       Natural
6T-590             Inline - 6 cylinder      5.88 litres       Turbo-charged
6TA-590            Inline - 6 cylinder      5.88 litres       Turbo-charged/after-cooled
6TAA-590           Inline - 6 cylinder      5.88 litres       Turbo-charged/after-cooled/air to air

FAMILY II ENGINES           ('C' Engines)
6-830              Inline - 6 cylinder      8.27 litres       Natural
6T-830             Inline - 6 cylinder      8.27 litres       Turbo-charged
6TA-830            Inline - 6 cylinder      8.27 litres       Turbo-charged/after cooled
6TAA-830           Inline - 6 cylinder      8.27 litres       Turbo-charged/after cooled/air to air


FAMILY III ENGINES           ('D' Engines)
6-890              Inline - 6 cylinder      8.88 litres       Natural
6T-890             Inline - 6 cylinder      8.88 litres       Turbo-charged
6TA-890            Inline - 6 cylinder      8.88 litres       Turbo-charged/after cooled
6TAA-890           Inline - 6 cylinder      8.88 litres       Turbo-charged/after cooled/air to air

* Engine Models marked with an asterisk represent models which the Partnership shall not be required to manufacture or assemble unless the criteria in Section 3.05 of the Sponsors' Agreement have been met.
                 ------------

                                    Ex. A-1

                                                               EXHIBIT B TO THE
                                                            SPONSORS' AGREEMENT

                     AMENDED AND RESTATED LICENSE AGREEMENT
                     --------------------------------------

     THIS AMENDED AND RESTATED LICENSE AGREEMENT, dated as of April 21, 1998, between CUMMINS ENGINE COMPANY, INC., an Indiana corporation ("Cummins"), and
                                                               -------
CASE CORPORATION, a Delaware corporation ("Case"), amends and restates the
                                           ----
License Agreement, dated as of October 16, 1980, as amended, between Cummins and Case.

     WHEREAS, Cummins designed and developed a line of Diesel Engines for the benefit of Case and Cummins, and Cummins is and will be the exclusive owner of the Industrial Property Rights therein; and

     WHEREAS, it is necessary for Case to have a license for the use of the Industrial Property Rights of Cummins; and

     WHEREAS, the parties hereto desire to amend and restate this License Agreement as provided herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.01    DEFINITIONS. The capitalized terms which are defined in
                     -----------
Exhibit G to the Amended and Restated Sponsors' Agreement, dated as of the date hereof (the "Sponsors' Agreement"), between Case, Cummins, Case Holdings and
             -------------------
Cummins Holding have the meanings herein as set forth in the Sponsors' Agreement, unless otherwise defined herein.

                                   ARTICLE II
                                GRANT OF RIGHTS

     SECTION 2.01    LICENSE.  To the extent set forth in Article IV and on the
                     -------                              ----------
terms and subject to conditions of this License Agreement, Cummins hereby grants to Case, during the term specified herein, a worldwide, non-exclusive, non-assignable, non-sublicensable and non-transferable license and right to use the Industrial Property Rights to manufacture, have manufactured by the Partnership, sell and service Licensed Products (i) for use in Case Equipment, and (ii) for sale to Cummins, its Affiliates and the Partnership, and for no other use.

     SECTION 2.02    SALES TO AUTHORIZED CASE DEALERS.  Notwithstanding the
                     --------------------------------
limitations set forth in Section 2.01, Case and its Affiliates may sell Licensed
                         ------------
Products in the normal course of business

                                    Ex. B-1
to their authorized dealers; provided, however, that Case uses reasonable
                             -----------------
efforts to ensure that its authorized dealers (i) use Licensed Engines purchased from Case and its Affiliates solely for the purpose of re-powering Case Equipment, and (ii) do not market or sell Case Equipment incorporating Licensed Products for use in an application inconsistent with the definition of "Case Equipment" contained in Exhibit G to the Sponsors' Agreement. Within a
                        ---------
reasonable period after Cummins discovers any sales by Case's dealers in violation of the above restrictions, Cummins shall give Case notice of such violation. If, as a result of Case's failure to use reasonable efforts, an authorized dealer of Case or any of its Affiliates uses a Licensed Engine contrary to the limitations specified in clauses (i) and (ii) of this
Section 2.02, then Case shall pay to Cummins as liquidated damages for each such
------------
Licensed Engine a sum equal to [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the net price charged by Cummins, at the time of such misuse, to original equipment manufacturers for the same or equivalent Licensed Engine.

     SECTION 2.03    SUBLICENSE.  Notwithstanding the limitations set forth in
                     ----------
Section 2.01, Case may grant a sublicense under this License Agreement to its
------------
Manufacturing Affiliate to manufacture, sell and service Licensed Products (i) for use in Case Equipment, and (ii) for sale to Cummins, its Affiliates and the Partnership and to Case (with respect to Case Products), and for no other use.

                                  ARTICLE III
                                CONFIDENTIALITY

     SECTION 3.01    SPONSORS' AGREEMENT. The provisions of Section 6.04 of the
                     -------------------                    ------------
Sponsors' Agreement shall apply to this License Agreement.

                                   ARTICLE IV
                              RIGHTS AND ROYALTIES

     SECTION 4.01    DURING EXISTENCE OF THE PARTNERSHIP.  So long as the
                     -----------------------------------
Partnership continues in existence, the license and right granted under Section
                                                                        -------
2.01 shall be royalty free and shall extend solely to:
----

     (a) Licensed Products (i) produced by the Partnership for use by Case and its Affiliates or (ii) transferred pursuant to the Engine Transfer Agreement;

     (b) Licensed Products produced in a plant established by Case in North America pursuant to Section 2.06(a) of the Sponsors' Agreement for use by Case
                    ---------------
and its Affiliates; and

     (c) Licensed Products that are produced by Case's Manufacturing Affiliate pursuant to Section 2.06(b) of the Sponsors' Agreement for use by Case and its
            ---------------
Affiliates, the Partnership, Cummins and its Affiliates as provided herein so long as such Licensed Products are not shipped from Western Europe to any Person in North America, other than the Partnership, for incorporation into products manufactured or assembled by Case or its Affiliates at a time when the Plant is

                                    Ex. B-2
reasonably expected to assemble less than [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Licensed Engines per year, unless the Plant has not been able to produce sufficient Licensed Engines to fill the firm orders of Case and its Affiliates for three or more consecutive months and the Licensed Engines shipped from Western Europe are intended to cover the firm orders the Partnership has not been able to fill.

     SECTION 4.02    RIGHTS AND ROYALTIES UPON DISSOLUTION OF PARTNERSHIP.
                     ----------------------------------------------------

     (a) If the Partnership terminates pursuant to the provisions of Section
                                                                     -------
10.01(a) of the Partnership Agreement, the license and right granted under
--------
Section 2.01 shall be perpetual, royalty free and free of the limitations set
------------
forth in Section 4.01.
         ------------

     (b) If the Partnership is dissolved pursuant to Sections 10.01(b)(i), (ii)
                                                     --------------------  ----
or (iii) of the Partnership Agreement and Cummins Holding is the Electing Party,
   -----
the license and right granted under Section 2.01 shall be perpetual, subject to
                                    ------------
the payment of a royalty fee during the period specified in Section 4.02(g)
                                                            ---------------
equal to the lesser of (i) [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the costs to Case and its Affiliates to produce Licensed Products, excluding the cost of any Purchased Components sold as Service Parts, or (ii) [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the selling price to their dealers for such Licensed Products, but in no event less than [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] per calendar year. For purposes of this Section 4.02(b),
                                                              ---------------
the cost to Case and its Affiliates to produce Licensed Products means the sum of direct material, direct labor and indirect production overhead charges (including, without limitation, depreciation), as such charges are classified by Case's standard cost accounting systems and procedures, plus an amount equal to [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of such sum.

     (c) If the Partnership is dissolved pursuant to Section 10.01(b) of the
                                                     ----------------
Partnership Agreement and Case Holding is the Electing Party, then the license and right granted under Section 2.01 shall be perpetual, [CONFIDENTIAL
                        ------------
INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and free of the limitations set forth in
Section 4.01.  The use limitation contained in Section 2.01 shall not apply if
------------                                   ------------
Case and/or its Affiliates acquire the Plant or the interest of Cummins Holding in the Partnership.

     (d) If Case Holding and Cummins Holding dissolve the Partnership by mutual agreement and Case and/or any of its Affiliates acquire the Plant or the interest of Cummins Holding in the Partnership, then the license and right granted in Section 2.01 shall be perpetual, [CONFIDENTIAL INFORMATION CONTAINED
           ------------
HERE HAS BEEN OMITTED AND

                                    Ex. B-3

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and free of the application use limitations set forth in Section 2.01 and the limitations set forth in Section 4.01.
         ------------

     (e) If Case Holding and Cummins Holding dissolve the Partnership by mutual agreement and Cummins and its Affiliates acquire the interest of Case Holding in the Partnership or if the Plant is sold to Cummins and/or its Affiliates or to another purchaser other than Case and/or its Affiliates, the license and right granted in Section 2.01 shall be perpetual and [CONFIDENTIAL INFORMATION
           ------------
CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

     (f) If the Partnership is dissolved pursuant to Section 10.01(c) of the
                                                     ----------------
Partnership Agreement, then the license and right granted under Section 2.01
                                                                ------------
shall be [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] until Case and its Affiliates are no longer entitled to purchase Licensed Engines pursuant to the terms of the Purchase Agreement or any assignment thereof. At the end of such period, this License Agreement shall terminate except for the continuing obligations of Section 3.01, and Case shall have no further license or right to
               ------------
use the Industrial Property Rights for any purpose whatsoever.

     (g) Any royalty payment provided for in this Article IV shall be payable
                                                  ----------
quarterly for a period of nine calendar years commencing in the year in which Case or any of its Affiliates first produces a Licensed Product following the dissolution of the Partnership.

     SECTION 4.03    PAYMENTS AND REPORTS.
                     --------------------

     (a) Case and its Affiliates will keep or cause to be kept, in accordance with generally accepted accounting principles, books, records, and accounts containing all information necessary for the accurate determination of amounts payable hereunder.

     (b) Case and its Affiliates shall deliver to Cummins, within 45 days after the termination of each calendar quarter, any part of which is within the term of this License Agreement, a report in writing setting forth the information necessary for the determination of amounts payable hereunder during such calendar quarter. Such report need be made only during the quarters in which such Licensed Products subject to the payment of a royalty are produced. Case shall pay the royalty due to Cummins hereunder during the period for which such report is made at the time such report is delivered to Cummins. Cummins shall have the right to verify independently the amounts payable hereunder.

     SECTION 4.04    TECHNICAL ASSISTANCE.  If the Partnership is dissolved and
                     --------------------
the provisions of Sections 4.02(a), (b), (c), (d) or (e) apply, Cummins shall
                  ----------------  ---  ---  ---    ---
provide technical assistance reasonably necessary and appropriate to transfer to Case and its Affiliates the Technical Information then being used, and all Technical Information developed thereafter during the term of the Purchase Agreement. Case and its Affiliates shall pay Cummins, on a monthly basis, an amount equal to all costs incurred

                                    Ex. B-4
by Cummins in fulfilling its obligations under this Section 4.04, plus
                                                    ------------
[CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of such costs. Case shall have the right to verify independently the amounts payable hereunder.

                                   ARTICLE V
                           INDUSTRIAL PROPERTY RIGHTS

     SECTION 5.01    CUMMINS OWNERSHIP.  Case acknowledges that the Industrial
                     -----------------
Property Rights, including, without limitation, rights under any patents and the Technical Information, are the sole and exclusive property of Cummins, and that this License Agreement and any other agreement between Case and Cummins and/or their respective Affiliates does not vest Case or its Affiliates with any ownership rights thereto.

     SECTION 5.02    LITIGATION AND DEFENSE.
                     ----------------------

     (a) Cummins shall at all times have the sole right to take whatever steps it deems necessary or desirable to enforce the patents, patent applications and any other Industrial Property Right, including the filing and prosecution of patent litigation. Cummins at its own expense shall have the right to include Case as a party in such litigation where necessary for the conduct thereof. If the parties desire and agree to joint participation in any infringement suit or other enforcement action with respect to any of the patents or patent applications licensed hereunder, the respective responsibilities of the parties, and their contributions to the costs and participation in any recoveries, shall be as agreed in writing prior to undertaking the enforcement action.

     (b) If any actual or threatened infringement suit against Case or its Affiliates which would affect the manufacture, use or sale of Licensed Products, Case shall promptly give written notice thereof to Cummins, and Cummins will make available to Case, free of charge, any information in its possession which will assist Case significantly in defending or otherwise dealing with such suit.

     SECTION 5.03    NO WARRANTIES.  Cummins does not make any representations,
                     -------------
warranties or guarantees to Case regarding the scope or enforceability of the patents or patent applications licensed hereunder, does not make any representations, warranties or guarantees of any kind or nature with regard to the Industrial Property Rights, Technical Information or the design of Licensed Products, and does not represent, warrant or guarantee that the Licensed Products licensed under this License Agreement will not infringe patents of others.

                                   ARTICLE VI
                           INDUSTRIAL PROPERTY RIGHTS

     SECTION 6.01    TRADEMARKS.  Case shall place and cause its Affiliates to
                     ----------
place trademarks of Case or its Affiliates in a legible and prominent way on all Licensed Products, and to permit no other trademark to be placed thereon. In addition, as a part of a Cummins quality assurance

                                    Ex. B-5
program, Case and its Affiliates shall comply with all reasonable requirements of Cummins for the placement of a nondescript trademark on all Purchased Parts and Components used in Licensed Products.

     SECTION 6.02    FORCE MAJEURE.  If either Case or Cummins is rendered
                     -------------
unable, wholly or in part, by Force Majeure, to fulfill any obligation or condition of this License Agreement, then upon giving notice and reasonably full particulars to the other party, such obligation or condition, other than the obligation to pay money when due, shall be suspended, to the extent that fulfillment is impeded, from the date of such notice until such Force Majeure ceases or abates sufficiently to permit full or partial performance, and such party shall be relieved of liability and shall suffer no prejudice under this License Agreement for failure to perform the same during such period.

     SECTION 6.03    SEVERABILITY.  If any part of this License Agreement, for
                     ------------
any reason, shall be finally adjudged by a court of competent jurisdiction to be invalid, such judgment shall not affect, impair or invalidate the remainder of this License Agreement, and there shall be deemed substituted for the part at issue a valid, legal and enforceable provision as similar as possible to the part at issue. The invalidity of any part or parts of this License Agreement shall not relieve the parties from their other duties and obligations hereunder.

     SECTION 6.04    WAIVER.  The failure of Case or Cummins to enforce any
                     ------
provision of this License Agreement or exercise any right granted hereby shall not be construed to be a waiver of such provision or right, nor shall it affect the validity of this License Agreement or any part hereof, or limit in any way the right of either party subsequently to enforce any such provision or exercise such right in accordance with its terms.

     SECTION 6.05    NOTICES.  Any notice, report or consent required or
                     -------
permitted by this License Agreement to be given or delivered shall be in writing and shall be delivered by hand, sent by confirmed facsimile transmission or mailed, postage prepaid, by certified or registered mail, return receipt requested, as follows:

     If to Cummins:

     Cummins Engine Company, Inc.
     Box 3005
     Columbus, Indiana   47202
     Attention:  General Counsel
     Facsimile: (812) 377-3272

                                    Ex. B-6

     If to Case:

     Case Corporation
     700 State Street
     Racine, Wisconsin  53404
     Attention:  General Counsel
     Facsimile: (414) 636-5631

Any such notice, report or consent shall be effective upon receipt. Either Case or Cummins may change its address for receipt of any notice, report or consent by giving the other party 30 days' notice of such change as above provided.

     SECTION 6.06    CHANGE IN CONTROL.  Neither Cummins nor Case shall effect a
                     -----------------
Change in Control, except as permitted under Section 6.10 of the Sponsors'
                                             ------------
Agreement.

     SECTION 6.07    VERBAL MODIFICATIONS OR WAIVERS.  No modification or waiver
                     -------------------------------
of any provision hereof shall be effective unless in writing and signed by an authorized representative of the party or parties bound thereby.

     SECTION 6.08    TITLES AND HEADINGS.  The titles and headings included in
                     -------------------
this License Agreement are inserted for convenience only and shall not be considered in construing this License Agreement.

     SECTION 6.09    Applicable Law.  This License Agreement shall be construed
                     --------------
in accordance with the laws of the State of Indiana.

                                    Ex. B-7

     IN WITNESS WHEREOF, the parties have caused this License Agreement to be executed by its officers thereunto duly authorized as of the day and year first above written.

                         CUMMINS ENGINE COMPANY, INC.


                         By:    / F. Joseph Loughrey /
                            ----------------------------------------------
                         Name:  F. Joseph Loughrey
                         Title: Executive Vice President
                                Group President - Industrial


                         CASE CORPORATION


                         By:    / Steven G. Lamb /
                              ---------------------------------------------
                         Name:  Steven G. Lamb
                         Title: President and Chief Operating Officer

                                                                EXHIBIT C TO THE
                                                             SPONSORS' AGREEMENT

                   AMENDED AND RESTATED PARTNERSHIP AGREEMENT

     THIS AMENDED AND RESTATED PARTNERSHIP AGREEMENT, dated as of April 21, 1998, between CASE CDC HOLDINGS, INC., a Delaware corporation ("Case Holding"),
                                                                 ------------
a subsidiary of Case Corporation, a Delaware corporation ("Case"), and CUMMINS
                                                           ----
ENGINE HOLDING COMPANY, INC., an Indiana corporation ("Cummins Holding"), a
                                                       ---------------
subsidiary of Cummins Engine Company, Inc., an Indiana corporation ("Cummins"),
                                                                     -------
amends and restates the Partnership Agreement, dated as of October 16, 1980, as amended, between Case Engine Holding Company, Inc., a Delaware corporation, and Cummins Holding.

                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.01  DEFINITIONS. The capitalized terms which are defined in
                   -----------
Exhibit G to the Amended and Restated Sponsors' Agreement, dated as of the date
---------
hereof (the "Sponsors' Agreement"), between Case, Cummins, Case Holding and
             -------------------
Cummins Holding shall have the same meanings herein as set forth in Exhibit G to
                                                                    ---------
the Sponsors' Agreement unless otherwise defined herein.

                                   ARTICLE II
                        FORMATION OF GENERAL PARTNERSHIP

     SECTION 2.01  FORMATION; NAME.   On October 16, 1980, the Partners formed a
                   ---------------
general partnership named "Consolidated Diesel Company"  (the "Partnership") for
                                                               -----------
the limited purpose and scope set forth herein. Except as provided to the contrary herein, the rights and obligations of the Partners shall be governed by the provisions of the North Carolina Uniform Partnership Act. The Partners shall execute and deliver such documents and perform such acts consistent with the terms of this Agreement as may be necessary to comply with the requirements of the assumed or fictitious name statutes and other applicable laws for the qualification and operation of a general partnership in each jurisdiction in which the Partnership shall conduct business.

     SECTION 2.02  PLACE OF BUSINESS.  The principal place of business of the
                   -----------------
Partnership shall be U. S. Highway 301, Box 670, Whitakers, North Carolina 27891. The Partnership may change its place of business to such other place as the Partnership Committee may from time to time select.

     SECTION 2.03  PURPOSE AND CHARACTER OF BUSINESS.  The purpose of the
                   ---------------------------------
Partnership is to manufacture, assemble, test and sell to Cummins and Case and their Affiliates Licensed Engines, Components, Cummins Products, Case Products and Service Parts. [CONFIDENTIAL

                                    Ex. C-1

INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

                                  ARTICLE III
                         MANAGEMENT OF THE PARTNERSHIP

     SECTION 3.01  PARTNERSHIP COMMITTEE.  Except as otherwise provided in this
                   ---------------------
Partnership Agreement, the business and affairs of the Partnership shall be under the direction of the Partnership Committee.

     (a)  Composition.  The Partnership Committee shall consist of six voting
          -----------
members, three of whom shall be appointed by Case Holding and three of whom shall be appointed by Cummins Holding. Each member of the Partnership Committee shall hold office until death, resignation or removal by the Partner which appointed such member. If a vacancy shall occur in the Partnership Committee, the Partner which appointed such vacating member may appoint a successor by giving written notice thereof to the other Partner. Similarly, if the appointing Partner desires to replace any of its appointees, such Partner may remove and replace such appointee at any time by giving written notice thereof to the other Partner.

     (b)  Nonvoting Participants.  The General Manager shall not be a member of
          ----------------------
the Partnership Committee; provided, however, that the General Manager may
                           --------  -------
attend all Partnership Committee meetings as a nonvoting participant. Other employees of the Sponsors or the Partnership may, upon invitation by a member of the Partnership Committee, attend meetings of the Partnership Committee as nonvoting participants.

     (c)  Actions.  The Partnership Committee shall, subject to the provisions
          -------
of this Partnership Agreement, determine the policies, procedures and methods by which it shall conduct its business. Any action required to be taken by the Partnership Committee shall require the concurrence of not less than four members.

     (d)  Meetings.  The Partnership Committee shall provide for the holding of
          --------
regular meetings and shall fix the times and places at which such meetings shall be held. Any action required or permitted to be taken by the Partnership Committee may be taken without a meeting if all members consent thereto in writing.

     (e)  Notice of Meetings.  The secretary of the Partnership Committee shall
          ------------------
prepare the agenda for each regular meeting of the Partnership Committee and shall give notice of each such meeting, stating the time, place and purposes thereof to each member of the Partnership Committee.

     (f)  Special Meetings.  The General Manager or any member of the
          ----------------
Partnership Committee may call a special meeting of the Partnership Committee. The person calling such meeting shall prepare the agenda and give reasonable notice thereof, stating the time, place and purposes to each member of the Partnership Committee.

                                    Ex. C-2

     (g)  Quorum.  The presence, by proxy or in person, at any meeting of a
          ------
majority of all the members of the Partnership Committee shall be necessary to constitute a quorum. A majority of the members of the Partnership Committee present at the meeting may adjourn such meeting from time to time until a quorum is present. Any member of the Partnership Committee may authorize in writing his vote by proxy provided his appointee is present to vote his proxy.

     (h)  Minutes.  The Controller shall act as secretary of the Partnership
          -------
Committee and shall keep the minutes of each Partnership Committee meeting unless the members designate another individual for that purpose. Within 30 days after any Partnership Committee meeting, the secretary shall circulate a draft copy of the meeting minutes among all members. At the next meeting, the Partnership Committee shall review, amend as necessary, and approve the minutes of the last meeting. Such approved minutes shall be preserved in books kept for that purpose by the secretary.

     SECTION 3.02  PROJECT MANAGER.  The Partners hereby delegate to the Project
                   ---------------
Manager, and pursuant to Section 4.01 of the Sponsors' Agreement the Project
                                 ----
Manager accepts, responsibility for: (i) the normal and customary day-to-day management of the operations of the Plant, in accordance with the Annual Operating Plan, as well as any emergency management not provided for in the Annual Operating Plan, including, without limitation, production, planning, scheduling, manufacturing, maintenance, finance and administration; (ii) determining reasonable compensation and employment policies of the Partnership;
(iii) determining the number, skill, mix and compensation levels of employees best suited for the expected level and mix of Plant output; (iv) management of the Partnership supply base; and (v) such other matters as are expressly provided in this Partnership Agreement or the Sponsors' Agreement.

     SECTION 3.03  PARTNER REPRESENTATIVES.
                   -----------------------

     (a)  Appointment.  Each Partner shall appoint an individual to act as a
          -----------
Partner Representative until death, resignation or removal by the Partner which appointed the individual. Such Partner Representative shall be a member of the Partnership Committee. If a vacancy shall occur, the Partner which appointed such vacating Partner Representative may appoint a successor by giving written notice thereof to the other Partner. Similarly, if the appointing Partner desires to replace its Partner Representative, such Partner may remove and replace its appointee at any time by giving written notice thereof to the other Partner.

     (b)  Authority.  The Partnership Committee shall meet from time to time, to
          ---------
determine the scope of authority and the reporting requirements of the Partner Representatives. Such authority shall not, however, encompass any duties expressly delegated herein to the Project Manager or the other managers of the Partnership, or final approval of any proposed operating plan.

     (c)  Actions.  When in agreement on how to resolve an issue, the Partner
          -------
Representatives shall inform the Project Manager of their decision, and the Project Manager shall implement that decision if it is within the scope of the Partner Representatives' authority.

                                    Ex. C-3

     SECTION 3.04  MANAGEMENT POSITIONS.  The Project Manager shall appoint the
                   --------------------
General Manager, subject to the approval of the Partners, which approval shall not be unreasonably withheld. The Project Manager shall appoint individuals to fill the positions of Controller and other management positions within the Partnership. All individuals holding management positions with the Partnership shall be employees of the Partnership. Any employee of the Partnership may be a former employee of either Sponsor or any of their respective Affiliates, and there shall be no restriction upon employees of the Partnership becoming employees of either Sponsor or one of their respective Affiliates upon termination of their employment with the Partnership.

     (a)  General Manager.
          ---------------

          (1) The General Manager shall be under the direct supervision of the Project Manager and shall: (i) manage the Plant in a manner consistent with the objectives set forth in the applicable Annual Operating Plan; (ii) have charge of the general day-to-day operations of the Partnership; (iii) be the medium of communication to the Partner Representatives and the Partnership Committee; (iv) provide and evaluate information regarding the general affairs of the Partnership, its business results, sourcing, forecasts, expenditures, transfer costs, capital and any other matters which may be reasonably requested, except ordinary commercial communications such as those regarding the quality and delivery of products; (v) be responsible for implementing all orders and resolutions of the Partnership Committee; and (vi) prepare and submit a proposed annual operating plan each year in accordance with Section 3.06(a).
                                                 ---------------

          (2) The General Manager shall serve until death, resignation, retirement or removal.

     (b)  Controller.  The Controller shall report to the General Manager.  The
          ----------
Controller shall: (i) establish and maintain the Partnership's accounting system and shall be responsible for keeping correct and adequate records of the assets, liabilities, business and transactions of the Partnership; (ii) prepare and file all reports, forecasts, planning documents and tax returns; (iii) be the medium of communication from the Partnership as to policy or evaluation of business results, sourcing, forecasts, expenditures, transfer costs, capital and all other matters except ordinary commercial communications such as those regarding the quality and delivery of products; (iv) be secretary for the Partnership Committee pursuant to Section 3.01(h); (v) prepare financial reports in
                      ---------------
accordance with generally accepted accounting principles; and (vi) perform such other duties incident to such office or as may be assigned by the General Manager. The Controller shall have general supervision of the funds, securities, notes, drafts, acceptances and other evidences of indebtedness of the Partnership and shall determine that funds belonging to the Partnership are kept on deposit in such banking institutions as the Partnership Committee from time to time may direct.

     (c)  Other Management Positions. The Project Manager may designate such
          --------------------------
other management positions and appoint such individuals to them as it may determine from time to time to be necessary to carry out the purposes of the Partnership.

                                    Ex. C-4

     (d)  Removal.  At the request of the Project Manager or the Partnership
          -------
Committee, the Partnership shall remove any individual appointed pursuant to this Section 3.04. Upon the request of either Partner, for cause shown, the General Manager shall be removed.

     (e)  Surety Bonds.  If the Partnership Committee shall so require, any
          ------------
employee or agent of the Partnership shall execute and deliver to the Partnership Committee a bond in such sum and with such surety or sureties as the Partnership Committee may direct, conditioned upon the faithful performance of such person's duties to the Partnership.

     SECTION 3.05  AUTHORITY OF EMPLOYEES.  The General Manager, individuals
                  -----------------------
reporting to him, and other Partnership employees and agents shall have no authority to do the following without the prior written approval of the Partnership Committee unless the relevant item or transaction is part of the Annual Operating Plan or has been presented in detail to, and approved by, the Partnership Committee:

     (a) Expend, lease or otherwise obligate the Partnership for any amount in excess of $200,000 per year for an item which would be capitalized on the accounting records of the Partnership.

     (b) Sell, transfer, lease or otherwise dispose of any capital asset of the Partnership at a price of or having a fair market value in excess of $200,000.

     (c) Enter into any lease for an item which would not be capitalized on the accounting records of the Partnership, having a lease rate in excess of $50,000 per year.

     (d) Borrow, commit to borrow, or guarantee any amount, directly or indirectly, excluding trade payables incurred in the ordinary course of business.

     (e) Enter into or modify any contract or contracts with a single vendor for the purchase of direct materials used in the manufacturing operations of the Partnership at an aggregate cost in excess of $5,000,000 or 5% of direct material purchases, whichever is higher.

     (f) Enter into or modify any contract for the purchase of goods and services, other than direct material, used in the manufacturing operations of the Partnership in excess of $200,000.

     (g) Enter into any contract for goods or services with a Partner or an Affiliate of a Partner at a cost in excess of $100,000.

     (h) Alter the design objectives or the performance specifications of the Licensed Engines, Cummins Products or Case Products to be manufactured by the Partnership.

     (i) Operate the Plant in a manner substantially at variance with the current Annual Operating Plan or the Interim Plan in effect according to Section
                                                                         -------
3.06(e).
-------

     (j) Modify the accounting system(s) previously approved by Cummins and Case.

                                    Ex. C-5

     (k) Assign or otherwise dispose of the property of the Partnership in trust for creditors or on the assignee's promise to pay the debts of the Partnership, confess a judgment against the Partnership or mortgage, pledge or grant a security interest in, or otherwise encumber all or any part of any asset of the Partnership.

     (l) Approve or file any federal and state Partnership income tax returns, including any election made thereunder.

     (m) Perform any other act or make any other decision that is not within the ordinary course of business of the Partnership.

     SECTION 3.06  ANNUAL OPERATING PLAN.  The Partnership shall be operated in
                   ---------------------
accordance with the latest Annual Operating Plan, except as provided under any applicable Interim Plan (as defined in Section 3.06(e)).
                                       ---------------

     (a)  Preparation.   Each year, subject to the terms and conditions of the
          -----------
Sponsors' Agreement, the Purchase Agreement and this Partnership Agreement, the General Manager shall prepare, under the direct supervision of the Project Manager, a proposed operating plan for the following calendar year. Among other things, the proposed plan shall include (i) agreed upon production demand volumes for Cummins and Case and their respective Affiliates, which shall reflect their respective best estimates and which shall not be considered firm orders, (ii) the Theoretical Current Capacity of each of the Capacity Products for such year, (iii) the Upfit Center Capacity for such year and (iv) the best estimate of the Take, and where applicable, the Worldwide Take for each of Case and Cummins for such year (the "Planned Take Percentage") and such other cost
                                -----------------------
allocation estimates as may be required under the Related Agreements. The General Manager shall provide information necessary to support each Partner's planning process promptly upon request from such Partner. In addition, the proposed operating plan shall itemize Base Capital Expenditures project by project, and each project shall describe cash requirements for the year of the plan and for the life of the project and the proposed Unilateral Investments of each Partner's Parent. The proposed operating plan shall also provide an analysis of expected Working Capital levels for each month-end and cash requirements for each month of the applicable calendar year. Upon completion, the proposed operating plan shall be submitted to the Partner Representatives for review.

     (b)  Review.  The Partner Representatives shall discuss and try to approve
          ------
the proposed operating plan as soon as possible. A Partner Representative shall not reject a proposed operating plan on the basis of a proposed Unilateral Investment contained therein unless such Partner Representative reasonably believes that such proposed Unilateral Investment will adversely affect the Partnership or the Theoretical Current Capacity of any Capacity Products. If the proposal is acceptable to both Partner Representatives, they shall submit it, along with any recommended modifications, to the Partnership Committee for review and approval. If the Partner Representatives are unable to agree within two weeks after the proposed operating plan is presented to them by the General Manager, or such additional time as they may determine, the proposed operating plan, along with any recommended modifications and points of disagreement, shall be submitted to the officers at Cummins and Case, acting as executive vice presidents or the equivalent, who are generally

                                    Ex. C-6
responsible for Partnership matters. Such officers shall discuss and try to approve the proposed operating plan. If they agree, they shall submit the proposed operating plan, along with any recommended modifications, to the Partnership Committee for review and approval. If such officers are unable to agree after two weeks, or such additional time as they may determine, the proposed operating plan, along with any recommended modifications and the points of disagreement, shall be submitted to the chief executive officer of Cummins and the chief executive officer of Case. The chief executive officers shall discuss and try to approve the proposed operating plan. If they agree, they shall submit the proposed operating plan, along with any recommended modifications, to the Partnership Committee for review and approval. If the chairman and the chief executive officer are unable to agree after two weeks, or such additional time as they may determine, the matter shall be resolved in a manner to be determined by the Partners.

     (c)  Capital Projects.  Base Capital Expenditures included in any proposed
          ----------------
annual operating plan in accordance with Section 3.06(a) shall be approved to
                                         ---------------
the extent they (i) are consistent with stated Partnership objectives, (ii) are reasonably required for the efficient operation of the Partnership and (iii) do not exceed a reasonable level, either as to individual projects or as to all capital projects taken together. Unless the Partnership Committee otherwise expressly agrees, with respect to any capital project included in a proposed plan, the following provisions shall apply:

          (1) Approval of the project shall extend to approval of the total spending level specified in the plan for the life of the project.

          (2) Approval of the project shall extend to approval of the spending level specified in the plan for the applicable year; provided, however,
                                                          --------  -------
     that as actually implemented such spending level may deviate, without further approval, by 10% or $200,000, whichever is greater, so long as:

               (A) the deviation is reasonably necessary as a result of unforeseen circumstances; and

               (B) overall capital spending during the applicable year does not exceed the total specified in the corresponding Annual Operating Plan.

          (3) Notwithstanding anything to the contrary contained in this Section
                                                                         -------
     3.06, capital projects costing over $100,000 that were not included in the
     ----
     approved Annual Operating Plan, and are subsequently determined to be reasonably necessary for the operation of the Plant, shall require the approval of both Sponsors prior to implementation of any such capital project.

          (4) Separate approval shall be required under subsequent operating plans for annual spending levels on approved capital projects in the corresponding years; provided, however, that approval shall not be withheld
                          --------  -------
     if the spending level reasonably approximates the spending level projected for such year when the project was initially approved and if the

                                    Ex. C-7

     Project Manager reaffirms that such spending level is still reasonable under the circumstances.

     (d)  Approval.  Any proposed operating plan shall become effective
          --------
according to its terms, including any deviation permitted under Section
                                                                -------
3.06(c)(2), upon approval by the Partnership Committee, which approval shall not
----------
be unreasonably withheld or delayed. If the Partnership Committee does not approve an annual operating plan in its entirety, the Partnership Committee shall submit the portion of such plan (a "Partially Approved Plan") agreed upon
                                          -----------------------
to the Project Manager for implementation.

     (e)  Interim Plan.  If, by December 15 of any year, the Partnership
          ------------
Committee has not approved an operating plan for the following calendar year, the Project Manager shall implement, and both Partners shall cooperate in a timely fashion to implement and abide by the most recent version of the proposed operating plan offered by the Project Manager (the "Interim Plan") , excluding
                                                    ------------
items specifically not agreed by the Partners. Such Interim Plan shall remain in effect until the earlier of (i) the end of the year in which it is intended to apply or (ii) when the Partnership Committee approves an operating plan for the year, subject to any adjustments in Plant operation that may be necessary after plan approval. An Interim Plan shall be superseded by a Partially Approved Plan to the extent of the provisions in the Partially Approved Plan.

     SECTION 3.07  DISPUTES.  If the Partnership Committee becomes deadlocked on
                   --------
any matter requiring its approval, or any dispute arises between the Partners, the matter shall be submitted to the Partner Representatives and the dispute resolution procedures set forth in Section 6.02 (other than the first sentence
                                   ------------
of Section 6.02) of the Sponsors' Agreement shall be followed.  Except as
   ------------
provided in Section 3.06(e), the General Manager, and other employees of the
            ---------------
Partnership, shall have no authority to act regarding any matter which requires and has not received the approval of the Partnership Committee until such approval has been given.

                                   ARTICLE IV
      TRANSACTIONS BETWEEN THE PARTNERSHIP AND THE PARTNERS OR AFFILIATES

     SECTION 4.01  OTHER ACTIVITIES.  Each Partner understands that the other
                   ----------------
Partner and its Affiliates are, or may become, interested, directly or indirectly, by ownership, contract, agency or otherwise, in various other business entities and undertakings and that the Partnership may have business dealings or be in competition with such other business entities or undertakings. The formation of the Partnership by the Partners shall be without prejudice to the rights of the Partners and their respective Affiliates to receive and enjoy profits or compensation from such other business entities and undertakings.

     SECTION 4.02  ALTERNATIVE SOURCES.  In the acquisition of materials,
                   -------------------
equipment or services, the Partnership may find it to be in the best interest of the Partnership to deal with the Partners or their respective Affiliates, but the Partnership shall not be required to do so and shall always be free to deal with alternative sources of supply.

                                    Ex. C-8

     SECTION 4.03  ADDITIONAL USE OF PARTNERSHIP RESOURCES.  The Partner
                   ---------------------------------------
Representatives may agree from time to time that the Partnership may use its resources to engage in certain activities for the benefit of one or both of the Partners. Such activities may include, without limitation, warehousing, retesting and dressing of Licensed Engines, Cummins Products and Case Products owned or purchased by a Partner. The Partner for whom any activity pursuant to this Section 4.03 is performed shall pay to the Partnership a fee to be agreed
     ------------
upon by the Partner Representatives. Such fee shall cover the Partnership's additional costs resulting from the activity and shall include a reasonable return to the Partnership.

     SECTION 4.04  SALES TO THE PARTNERSHIP.
                   ------------------------

     (a)  Terms.  Any sale to the Partnership by either Partner or its Affiliate
          -----
(a "Selling Party") of materials, equipment or services, regularly sold by the
    -------------
Selling Party in the competitive open market, shall be made on a firm price basis for a stated period of time or variable prices consistent with commercial practices for that product or service as negotiated between the Partnership and the Selling Party under an appropriate supply agreement.

     (b)  Limitations.  The terms and conditions for any sale to the Partnership
          -----------
under this Section 4.04 of materials, equipment or services shall (i) be
           ------------
competitive with terms and conditions of other qualified vendors of such equivalent materials, equipment or services and (ii) not be less favorable than those given by the Selling Party to similarly situated best-user non-affiliated customers for equivalent materials, equipment or services.

     (c) Verification.  At the request of either Partner, for any sale described
         ------------
in Section 4.04(a), the Selling Party shall provide to the independent public
   ---------------
accountants of the Partnership, at the initiation or renewal of the supply agreement governing such sale, any invoices, vouchers and other documents and records reasonably requested by such accountants in order to verify compliance with the standards set forth in this Section 4.04. If no request for review is
                                     ------------
made within 60 days following the issuance of the audit report of the Partnership for the fiscal year during which a supply agreement with Selling Party was initiated or renewed, such supply agreement shall be deemed to comply with this Section 4.04, and neither Partner shall have a right thereafter to
          ------------
claim that the transaction covered by such supply agreement was not in compliance with this Section 4.04.
                     ------------

     (d)  Excess Payments.  If the price paid by the Partnership for any
          ---------------
materials, equipment or services exceeds that allowed in Section 4.04(b), the
                                                         ---------------
Selling Party shall refund any excess paid to the Selling Party by the Partnership as promptly as practicable (but in no event later than 30 days) thereafter. The Partnership shall have the right to set off any unrefunded excess against any fees or other sums due or to become due to the Selling Party under this Agreement.

     (e)  Other Sales.  The Partnership may purchase from a Selling Party
          -----------
services which are not regularly sold by such Selling Party in the competitive open market. The terms and conditions of sale to the Partnership for such services shall be as negotiated by the Partnership and the Selling Party and shall be reasonable under the circumstances.

                                    Ex. C-9

                                   ARTICLE V
                           CAPITAL OF THE PARTNERSHIP

     SECTION 5.01  BASE CAPITAL EXPENDITURES.  The Partners shall each
                   -------------------------
contribute 50% of the Base Capital Expenditures authorized under any applicable Annual Operating Plan, including any deviations permitted under Section
                                                                -------
3.06(c)(2), or under the Interim Plan pursuant to Section 3.06(e), subject to
----------                                        ---------------
adjustment after an Annual Operating Plan is approved.

     SECTION 5.02  WORKING CAPITAL CONTRIBUTIONS.
                   -----------------------------

     (a) Base Level Contributions.  The Partners shall each contribute 50% of
         ------------------------
the Working Capital requirements of the Partnership, up to a combined total (the "Base Level") during any calendar year equal to [CONFIDENTIAL INFORMATION
 ----------
CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] multiplied by a ratio, the numerator of which is the Price Index as of January 1 of the applicable calendar year, and the denominator of which is the Price Index as of January 1, 1990. Whenever the Partnership's Working Capital requirements exceed its actual Working Capital, but are less than the Base Level, each Partner shall contribute to the Partnership cash equal to 50% of the difference between the Working Capital requirement and actual Working Capital upon ten days written notice from the Partnership.

     (b)  Excess Contributions. On or prior to the 15th day prior to the first
          --------------------
day of each fiscal quarter of the Partnership, the Controller shall submit to each Partner a written notice containing a forecast of the amount (the "Forecast
                                                                        --------
Working Capital Amount") of (i) the maximum daily Working Capital requirements
----------------------
for such fiscal quarter, less (ii) any amount by which the Working Capital requirements of the Partnership estimated by the Controller pursuant to clause
                                                                        ------
(i) in the prior fiscal quarter exceeded the amount of Working Capital actually
---
required by the Partnership in the prior fiscal quarter. On the first day of each fiscal quarter, either (x) the Partnership shall distribute to each Partner cash in an amount equal to any positive difference between the actual Working Capital available to the Partnership for such fiscal quarter and the Forecast Working Capital Amount for such fiscal quarter, or (y) each Partner shall contribute to the Partnership cash equal to 50% of any positive difference between the Forecast Working Capital Amount for such fiscal quarter and the actual Working Capital available to the Partnership for such fiscal quarter. During each fiscal quarter, the Partnership shall retain and invest all funds representing any excess Working Capital until the first day of the next fiscal quarter. Interest earned on any excess Working Capital shall be allocable on a 50/50 basis to each Partner by the Partnership as of the first day of each month. In any fiscal quarter, the Partners may agree to use any excess Working Capital in a manner different from that set forth in this Section 5.02(b).
                                                          ---------------

     (c) Additional Requirements.  If the Working Capital requirements of the
         -----------------------
Partnership exceed the Base Level in any calendar year, the Partnership shall borrow the necessary funds either from a financial institution or from Cummins. In either event, Cummins shall be responsible for paying 100% of the interest and other costs attributable to such debt.

                                    Ex. C-10

     SECTION 5.03  INTERESTS OF THE PARTNERS.  Unless otherwise specified in
                   -------------------------
this Partnership Agreement or the Partners otherwise agree in writing, capital contributions shall be made by the Partners in cash and in equal shares. The interests of the Partners in the Partnership and in the assets thereof shall be equal.

                                   ARTICLE VI
                         CAPITAL ACCOUNTS:  ALLOCATIONS

     SECTION 6.01  CAPITAL ACCOUNTS.  A Partnership capital account shall be
                   ----------------
established for each Partner. The capital account of each Partner shall be (i) credited with the amount of cash and the fair market value as determined by the Partners, in writing, of any property contributed to the Partnership by such Partner and with any income and gain allocated to such Partner pursuant to this Partnership Agreement, and (ii) debited with the amount of cash and the fair market value as determined by the Partnership Committee of any property distributed to such Partner by the Partnership and with any deductions and losses allocated to such Partner pursuant to this Partnership Agreement. To the extent that required payments by a Partner's Parent are different from the purchase price due under the Purchase Agreement, and an equal amount of difference is experienced by each Partner's Parent, such difference shall constitute a capital contribution by each Partner or a capital distribution to each Partner.

     SECTION 6.02  ALLOCATIONS.  Except as specifically provided to the contrary
                  ------------
in this Partnership Agreement, all income, gain, loss, deduction or credit (or any item thereof) and any tax credits of the Partnership shall be allocated as follows:

                 Case Holding         50%
                 Cummins Holding      50%

     SECTION 6.03  PARTNERSHIP INCOME AND EXPENSE.  Expenses incurred by a
                   ------------------------------
Partner as to which such Partner is reimbursed by the Partnership shall be treated as Partnership expenses. Payments received by a Partner that it is obligated to pay to the Partnership shall be treated as Partnership receipts.

     SECTION 6.04  INTEREST.  Neither Partner shall be entitled to be paid
                   --------
interest with respect to its capital account or any capital contributions made by it to the Partnership.

     SECTION 6.05  RETURN OF CONTRIBUTIONS.  Except as provided in Section 5.02,
                   -----------------------                         ------------
neither Partner shall be entitled to a return of any cash or property that it has contributed to the capital of the Partnership, but shall look solely to distributions from the Partnership. Except as provided in Sections 10.05,
                                                           --------------
10.06(b) and 10.06(c), neither Partner shall be required to contribute any cash
--------     --------
or property to the Partnership to enable the Partnership to return any Partner's capital contribution or to effect the repayment of the credit balances, if any, in the Partners' respective capital accounts on dissolution of the Partnership or to enable the Partnership to make any other distributions of any kind whatsoever to either Partner.

                                    Ex. C-11

     SECTION 6.06 SECTION 704(c) ALLOCATIONS.
                  --------------------------

     (a) Statement of Principle.  The transfers of interest in the Partnership
         ----------------------
pursuant to Case's reorganization resulted in terminations for federal income tax purposes under Internal Revenue Code Section 708, and deemed contributions of appreciated property by Cummins Holding subject to Code Section 704(c) and Treasury Regulations Section 1.704-3 (the "704(c) Regulations"). The 704(c)
                                           ------------------
Regulations allow the Partners to agree to a reasonable method of reflecting the difference between the tax basis and value of property deemed contributed by Cummins Holding on the date of the tax termination. The intent of the Partners is, to the extent permitted by applicable tax law, to allocate to Cummins Holding the same depreciation it would have been allocated if there had been no tax termination of the Partnership.

     (b) Treatment of Undivided Interests.  For purposes of applying the 704(c)
         --------------------------------
Regulations, each Partnership asset (or group of assets permitted to be aggregated under the 704(c) Regulations) existing on the date of the tax termination shall be treated as giving rise to two items of Property: the 50% undivided interest deemed contributed by Cummins Holding (the "Cummins 708 Property") and the 50% undivided interest deemed contributed by Case Holding (the "Case 708 Property").

     (c) Choice of 704(c) Method.  The Partnership shall use the traditional
         -----------------------
method with curative allocations provided in (S) 1.704-3(c) of the 704(c) Regulations with respect to the Cummins 708 Property and Case 708 Property, as further provided in this Section 6.06.
                         ------------

     (d)  Regular Depreciation.
          --------------------

          (1) Depreciation and cost recovery deductions and gains and losses with respect to Cummins 708 Property taken into account for regular tax purposes shall first be allocated to Case Holding until Case Holding is allocated 50% of the amount that would have been allocated if the Cummins 708 Property had a tax basis equal to fair market value. Any remaining depreciation and cost recovery deductions and gains and losses with respect to the Cummins 708 Property shall be allocated to Cummins Holding.

          (2) Depreciation and cost recovery deductions and gains and losses with respect to the Case 708 Property taken into account for regular tax purposes shall be allocated 50% to each Partner, except that the Partnership shall make curative allocations to Case Holding of a portion of the amounts otherwise allocable to Cummins Holding. The amount of the curative allocation shall be the lesser of (A) the amount needed to reduce Cummins Holding's allocation of depreciation and cost recovery deductions and gains and losses with respect to Cummins 708 Property and Case 708 Property to the amount Cummins Holding would have been allocated if there had been no tax termination of the Partnership, and (B) the amount needed to increase Case Holding's allocation of such amounts to the amount Case Holding would have been allocated if the Cummins 708 Property had had a tax basis equal to fair market value on the date of the tax termination. The amount in clause (A) of the preceding sentence shall be determined on a cumulative basis from July 15, 1994.

                                    Ex. C-12

     (e)  AMT Depreciation.
          ----------------

          (1) Depreciation and cost recovery deductions and gains and losses with respect to Cummins 708 Property taken into account for alternative minimum tax purposes shall first be allocated to Case Holding until Case Holding is allocated 50% of the amount that would have been allocated if the Cummins 708 Property had a tax basis equal to fair market value. Any remaining depreciation and cost recovery deductions and gains and losses with respect to the Cummins 708 Property shall be allocated to Cummins Holding.

          (2) Depreciation and cost recovery deductions and gains and losses with respect to the Case 708 Property taken into account for alternative minimum tax purposes shall be allocated 50% to each Partner, except that the Partnership shall make curative allocations to Case Holding of a portion of the amounts otherwise allocable to Cummins Holding. The amount of the curative allocation shall be the lesser of (A) the amount needed to reduce Cummins Holding's allocation of depreciation and cost recovery deductions and gains and losses with respect to Cummins 708 Property and Case 708 Property to the amount Cummins Holding would have been allocated if there had been no tax termination of the Partnership, and (B) the amount needed to increase Case Holding's allocation of such amounts to the amount Case Holding would have been allocated if the Cummins 708 Property had had a tax basis equal to fair market value on the date of the tax termination. The amount in clause (A) of the preceding sentence shall be determined on a cumulative basis from the date of this Amendment.

     (f) Variation by Agreement.  The Partners may vary the tax allocations
         ----------------------
resulting from the preceding paragraphs of this Section 6.06 if the Partners
                                                ------------
agree that a different allocation would be fairer or would more closely comply with the requirements of the Internal Revenue Code and regulations.

                                  ARTICLE VII
                                 DISTRIBUTIONS

     SECTION 7.01  AMOUNT AND CHARACTER OF DISTRIBUTIONS.  All distributions
                   -------------------------------------
shall be in cash unless otherwise agreed in writing by the Partners. Except as otherwise provided in Section 5.02(b), the amount of cash available for
                      ---------------
distribution, and the distribution thereof, shall from time to time be determined by the Partnership Committee.

     SECTION 7.02  DISTRIBUTIONS. Distributions by the Partnership to the
                   -------------
Partners shall be in equal shares; provided, however, that the amount of any
                                   --------  -------
capital contribution required to be made by a Partner which has not been made may be deducted from the amount of any distribution to which such Partner would otherwise be entitled. Except as otherwise provided in Section 5.02(b), the
                                                        ---------------
Partnership Committee shall determine the minimum cash requirements of the Partnership, and, unless otherwise determined by the Partnership Committee, all cash in excess of such requirements shall be distributed monthly to the Partners as set forth above.

                                    Ex. C-13

                                  ARTICLE VIII
                           ACCOUNTING AND TAX MATTERS

     SECTION 8.01  FISCAL YEAR AND METHOD OF ACCOUNTING.  The calendar year
                   ------------------------------------
shall be the fiscal year of the Partnership. The Partnership shall keep its books and records on the accrual method of accounting and in accordance with generally accepted accounting principles, consistently applied from year to year.

     SECTION 8.02  AUDIT.  As soon as practicable after the end of each fiscal
                   -----
year, an audit shall be made by Arthur Anderson & Co., or another firm of independent public accountants designated by the Partnership Committee, covering the financial statements of the Partnership, for the preceding fiscal year, in accordance with generally accepted auditing standards. A report shall be furnished to the Partnership Committee by such firm of accountants.

     SECTION 8.03  INTERNAL AUDIT.  Each fiscal year, an audit shall be made by
                   --------------
an internal audit team composed of representatives of each Partner. The team shall audit the financial controls of the Partnership and each Partner's payments and obligations to the Partnership, as well as other matters customarily included in such audits. The team shall furnish a written report to the Partnership Committee at the end of each audit. The Partners' representatives shall alternate leadership and report responsibilities each year.

     SECTION 8.04  INSPECTION.  Each Partner, at its own expense, shall have the
                   ----------
right to inspect, or cause to be inspected, at any reasonable time, the books, records and accounts of the Partnership and any tax returns prepared for the Partnership prior to the filing thereof.

     SECTION 8.05  TAX MATTERS.  This Partnership Agreement is intended to and
                   -----------
shall constitute a partnership agreement for all purposes. The taxable income of the Partnership, for federal income tax purposes, shall be determined under the provisions of Subchapter K of Chapter 1 of Subtitle A of the United States Internal Revenue Code of 1986, as amended, or superseding legislation enacted in lieu thereof. Unless otherwise agreed in writing by the Partners, for the first taxable year and any other taxable year where applicable, there shall be duly and timely filed a partnership tax return in which the following elections shall be made:

     (a)  Election of the calendar year as the taxable year of the Partnership;
     (b)  Election of the accrual method of accounting;
     (c) Election of the accelerated methods for the computation of depreciation;
     (d)  Election to expense research and experimental expenditures;
     (e)  Election of FIFO method for valuation of inventories; and
     (f)  Such other elections as may be agreed upon by the Partnership
Committee.

     A similar determination of taxable income of the Partnership and similar elections for state income tax purposes shall be made, as appropriate.

                                    Ex. C-14

                                   ARTICLE IX
                              TRANSFER OF INTEREST

     SECTION 9.01  CONSENT.  Neither Partner shall sell, assign, transfer or
                   -------
encumber any part of its interest in the Partnership without the prior written consent of the other.

     SECTION 9.02 ASSIGNEES.  If either Partner sells, assigns, transfers or
                  ---------
encumbers its interest in the Partnership in accordance with Section 9.01, such
                                                             ------------
Partner's assignee shall be entitled to all of the rights and privileges of the assigning Partner hereunder, including the right to appoint members to the Partnership Committee pursuant to Section 3.01, and such assignee shall be
                                  ------------
responsible for all obligations, whether accrued or prospective, of the assigning Partner hereunder.

                                   ARTICLE X
                          DISSOLUTION AND LIQUIDATION

     SECTION 10.01  DISSOLUTION.  The Partnership shall be dissolved upon the
                    -----------
occurrence of any of the following:

     (a) [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

     (b)  At the election of either Partner (the "Electing Party") by giving
                                                  --------------
written notice thereof to the other Partner:

          (i) If the other Partner or its Parent shall (A) voluntarily file with a Bankruptcy Court a petition seeking an order for relief under the Bankruptcy Code, (B) seek or consent to the appointment of a receiver, custodian or trustee for itself or for all or any significant part of its property, (C) file a petition seeking relief under the bankruptcy, arrangement, reorganization or other debtor relief laws of the United States or any state thereof or any other competent jurisdiction, (D) make a general assignment for the benefit of its creditors, or (E) admit in writing its inability to pay its debts as they mature;

          (ii) If (A) a petition is filed against the other Partner or its parent seeking relief under the bankruptcy, arrangement, reorganization or other debtor relief laws of the United States or any state thereof or any other competent jurisdiction and such petition remains pending 60 days after it was filed, or (B) a period of 60 days shall have elapsed after a court of competent jurisdiction enters an order, judgment or decree appointing, without the consent of said Partner or its Parent, a receiver, custodian or trustee for such Partner or its Parent, or for all or any part of its property, and such order, judgment or decree shall not be discharged or stayed;

          (iii)  If the other Partner (the "Defaulting Party") defaults in the
                                            ----------------
     performance of any of its obligations under (A) Article V or IX, and such
                                                     ---------    --
     failure continues for a period of 120 days after receipt by the Defaulting Party of notice thereof from the Electing Party, or for

                                    Ex. C-15
     such reasonable period of time after such notice as may be required to perform such obligations hereunder if such failure by its nature cannot, with due diligence and in good faith, be cured within the 120 day period, or (B) Section 6.10 of the Sponsors' Agreement, and in the case of either
            ------------
     clause (A) or (B) the Electing Party thereafter gives notice to the
     ---------      -
     Defaulting Party of its election to dissolve the Partnership.

     (c) At the election of Cummins Holding by giving written notice thereof to Case Holding if in any calendar year Case and/or any of its Affiliates sell more than [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] engines, which contain therein Licensed Products, in breach of Case's obligations under the License Agreement, and if Cummins Holding gives such notice to Case Holding within 12 months after the calendar year in which such sales took place, or within 12 months after discovering such sales if Case and/or its Affiliates intentionally or fraudulently concealed them. Failure to give such notice in any one calendar year shall not preclude Cummins Holding from giving notice in any subsequent calendar year in which Case and its Affiliates sell more than [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] such engines.

     SECTION 10.02  DAMAGES.  If the Partnership is dissolved as provided in
                   --------
Section 10.01(b)(iii), the Defaulting Party shall be in breach of this
---------------------
Partnership Agreement and shall be liable to the other Partner for all damages such other Partner incurs as a result of such breach.

     SECTION 10.03  DATE OF DISSOLUTION.  The dissolution shall be effective on
                    -------------------
the day specified in Section 10.01(a) or the day on which notice of dissolution
                     ----------------
is given, whichever occurs first, but the Partnership shall not terminate until its affairs have been wound up and its assets distributed as provided in Section
                                                                         -------
10.06 or the Electing Party (in the case of Section 10.01(b)) or Cummins Holding
-----
(in the case of Section 10.01(c)) acquires the other Partner's interest in the Partnership as provided in Section 10.07.
                           -------------

     SECTION 10.04  CONTROL AFTER DISSOLUTION.  If the Partnership is dissolved
                    -------------------------
under Section 10.01(b) or 10.01(c), the Electing Party (in the case of Section
      ----------------    --------                                     -------
10.01(b)) or Cummins Holding (in the case of Section 10.01(c)) shall have the
--------                                     ----------------
option either to:

     (a) proceed with winding up and liquidation as provided in Sections 10.05
                                                                --------------
and 10.06; or
    -----

     (b) acquire the other Partner's interest in the Partnership as provided in
Section 10.07.
-------------

     In any event, from the date of dissolution to the date of termination, the Electing Party (in the case of Section 10.01(b)) or Cummins Holding (in the case
                               ----------------
of Section 10.01(c)) shall have sole control of the operations and assets of the
   ----------------
Partnership.

     SECTION 10.05  DISSOLUTION AND WINDING UP.  After the date of dissolution
                    --------------------------
and if the Electing Party (in the case of Section 10.01(b)) or Cummins Holding (in the case of Section

                                    Ex. C-16

10.01(c)) elects to proceed with the winding up and liquidation of the Partnership as provided in Section 10.04(a), the Partnership shall not enter
                           ----------------
into any contract or undertake any business not then subject to contract or which is not related to the winding up of the Partnership. Upon dissolution and subsequent winding up, a proper accounting shall be made of the Partnership's assets, liabilities and operations from the date of the last previous accounting to the date of dissolution. The profits and losses realized after the date of dissolution shall be allocated in accordance with Article VI and proper
                                                  ----------
adjustments made to the capital account of each Partner. Any amounts owed by either Partner to the Partnership shall be charged against such Partner's capital account. Profits and losses realized on the sale of any Partnership asset in the process of winding up shall be allocated as provided in
Article VI.  Unless otherwise agreed in writing by the Partners, all of the
----------
assets of the Partnership shall be sold or otherwise converted into cash.
Assets not sold shall be valued at their fair market value and gain or loss allocated as provided in Article VI as if they had been sold at their fair
                         ----------
market value. Either Partner which has a deficit in its capital account upon dissolution of the Partnership shall be required to contribute funds to eliminate such deficit upon written demand of the other Partner.

     SECTION 10.06  LIQUIDATION.  As soon as the actions contemplated by the
                    -----------
preceding sections of this Article X have been completed, the cash and other
                           ---------
assets of the Partnership shall be applied or distributed in the following order of priorities:

     (a) In payment of all liabilities of the Partnership to creditors other than the Partners and their Parents. If any liability is contingent, or uncertain in amount, a reserve equal to the maximum amount to which the Partnership could reasonably be held liable will be established. Upon the satisfaction or other discharge of such contingency, the amount of the reserve not needed, if any, shall be distributed in accordance with this Section 10.06.
                                                                 -------------

     (b) In payment of liabilities to the Partners and their Parents, as vendors to the Partnership.

     (c)  In payment of loans to the Partnership by either Partner or Parent.

     (d)  In payment of the capital accounts of the Partners.

     (e)  All remaining funds to the Partners equally.

     SECTION 10.07  PURCHASE RIGHT UPON DISSOLUTION.  If an Electing Party (in
                    -------------------------------
the case of Section 10.01(b)) or Cummins Holding (in the case of Section 10.01(c)) elects to acquire the other Partner's interest in the Partnership pursuant to Section 10.04(b), the Electing Party (in the case of Section
            ----------------
10.01(b)) or Cummins Holding (in the case of Section 10.01(c)) shall give written notice of such election to the other Partner within 60 days after the date of dissolution. If the capital accounts of the Partners are equal, the purchase price for such interest shall be the agreed upon fair market value of the Partnership assets less the Partnership liabilities multiplied by 50%. If the capital accounts of the Partners are unequal, the price shall be the agreed upon fair market value of the Partnership assets less the Partnership liabilities multiplied by a fraction, the numerator of which is the capital account of the non-electing Partner (in the case of Section 10.01(b)) or Case Holding

                                    Ex. C-17

(in the case of an election by Cummins Holding under Section 10.01(c)) and the denominator of which is the sum of the capital accounts of both Partners. The Electing Party (in the case of Section 10.01(b)) or Cummins Holding (in the case of Section 10.01(c)) shall continue the business of the Partnership until the purchase price has been determined. As of the date of agreement on such price and terms of payment, such other Partner causing the dissolution shall immediately cease to be a Partner in the Partnership and shall have no interest in the assets of the Partnership, either as a Partner or otherwise, except to receive payment of such price and, unless the other Partner is a Defaulting Party under Section 10.01(b)(iii), the Electing Party (in the case of Section
            ---------------------
10.01(b)) or Cummins Holding (in the case of Section 10.01(c)) shall continue the business of the Partnership to manufacture, assemble, test and sell Licensed Engines, Components and Service Parts to such other Partner and its Affiliates to the extent required under any then existing purchase contracts between the Partnership and such other Partner or its Affiliates. If there is no agreement on such price and terms of payment within 12 months from the date of notice given pursuant to this Section 10.07 after good faith negotiations, the Electing
                       -------------
Party (in the case of Section 10.01(b)) or Cummins Holding (in the case of
Section 10.01(c)) shall proceed with winding up and liquidation in accordance
----------------
with the terms of Sections 10.05 and 10.06.
                  --------------     -----

                                   ARTICLE XI
                                 NONDELEGATION

     SECTION 11.01  NONDELEGATION.  No Partner may, without the prior approval
                    -------------
of the Partnership Committee:

     (a) borrow money in the Partnership name or utilize Partnership property as security for any loans, obligate the Partnership as guarantor, endorser, surety or accommodation party, or otherwise pledge the credit of the Partnership in any way;

     (b) mortgage or lease or agree to mortgage or lease any Partnership property or any interest therein, or sell, transfer, convey, exchange or agree to sell, transfer, convey or exchange any Partnership property;

     (c) assign, transfer, pledge, compromise or release any of the claims of or debts due the Partnership except on payment in full;

     (d) arbitrate or consent to the arbitration of any of the disputes or controversies of the Partnership;

     (e) change or agree to change the terms of any contract to which the Partnership is a Partner; or

     (f) engage in any other transaction on behalf of the other Partner or the Partnership.

                                    Ex. C-18

                                  ARTICLE XII
                               GENERAL PROVISIONS

     SECTION 12.01  EXECUTION OF INSTRUMENTS.  All instruments requiring
                    ------------------------
execution by the Partnership shall be executed in its name and on its behalf by the Project Manager, the General Manager, their designees, or by any other individual authorized by the Partnership Committee.

     SECTION 12.02 WAIVER.  The failure of either Partner to enforce any
                   ------
provision of this Partnership Agreement or exercise any right granted hereby shall not in any way be construed to be a waiver of such provision or right, nor shall it affect the validity of this Partnership Agreement or any part thereof, or limit, prevent or impair in any way the right of either Partner subsequently to enforce such provision or exercise such right in accordance with its terms.

     SECTION 12.03  NOTICES.  Any notice, report or consent required or
                    -------
permitted by this Partnership Agreement shall be in writing and shall be either delivered by hand or overnight courier or sent by confirmed facsimile transmission or mailed certified or registered mail, return receipt requested, postage and certification fee prepaid, to the Partners as follows:

          Case CDC Holdings, Inc.
          c/o Case Corporation
          700 State Street
          Racine, Wisconsin 53404
          Attention:  General Counsel
          Telephone: (414) 636-5631


          Cummins Engine Holding Company, Inc.
          c/o Cummins Engine Company, Inc.
          Box 3005
          Columbus, Indiana  47202
          Attention:  General Counsel
          Telephone: (812) 377-3272

     A notice shall be deemed to have been given if it is so mailed and the sender has received the return receipt with notation thereon of its delivery. A Partner may designate that notices be sent to such different addresses as such Partner may designate by written notice to the other Partner.

     SECTION 12.04  VERBAL MODIFICATION OR WAIVERS.  No modification or waiver
                    ------------------------------
of any provision hereof shall be effective unless in writing and signed by an authorized representative of the Partner.

     SECTION 12.05  TITLE HEADINGS.  The title headings of the respective
                    --------------
Articles and Sections of this Partnership Agreement are inserted for convenience only and shall not be deemed to be a part of this Partnership Agreement, or considered in construing this Partnership Agreement.

                                    Ex. C-19

     SECTION 12.06  APPLICABLE LAW.  This Agreement shall be construed in
                    --------------
accordance with the laws of the State of North Carolina.

                                    Ex. C-20

          IN WITNESS WHEREOF, the Partners have executed this Partnership Agreement as of the day and year first written above.


                         CUMMINS ENGINE HOLDING COMPANY, INC.


                         By:     / F. Joseph Loughrey /
                            ----------------------------------------------
                         Name:   F. Joseph Loughrey
                         Title:  Executive Vice President
                                 Group President - Industrial


                         CASE CDC HOLDINGS, INC.


                         By:     / Steven G. Lamb /
                              ---------------------------------------------
                         Name:   Steven G. Lamb
                         Title:  Attorney in Fact

                                    Ex. C-21

                                                                EXHIBIT D TO THE
                                                             SPONSORS' AGREEMENT

                          THEORETICAL CURRENT CAPACITY

     Concurrent with the preparation of the Annual Operating Plan for each calendar year, the Sponsors shall also determine the Theoretical Current Capacity of the Plant for such year for Licensed Engines, Head Sub-Assembly, Cummins Products, Case Products, each of the Components (each, a "Unit" and,
                                                                  ----
collectively, the "Capacity Products") in accordance with the provisions of this
                   -----------------
Exhibit D.  The "Theoretical Current Capacity" for each Unit shall equal the
---------        ----------------------------
number determined by application of the following formula:

[CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

     1. In determining Theoretical Current Capacity for a Unit in any year, the Sponsors shall maintain the operation of the Plant in a practical and efficient manner. In determining what is practical and efficient in operating the Plant, the Sponsors shall consider existing policies and procedures of, and past practices for, the operation of the Plant and the impact of any changes to such policies and procedures and past practices. Each Sponsor may also consider its various economic alternatives (e.g., deciding whether to incur operating
                                   ----
expenses or capital expenditures) to achieve the goals of each Sponsor with respect to Theoretical Current Capacity levels for a Unit.

     2. At the time of determination of Theoretical Current Capacity for a Unit, the Sponsors shall provide five-year estimates of their demand for such Unit from the Plant. Each estimate provided by Case shall estimate Case's entire worldwide requirements for Capacity Products. Each estimate provided by Cummins shall estimate Cummins requirements for Capacity Products at the Plant. For each calendar year, the sum of the estimated demand of Case and Cummins of Capacity Products shall equal the "Aggregate Demand." The Sponsors shall make
                                   ----------------
the determinations in this Exhibit D in a manner that both (i) is consistent
                           ---------
with the requirements of paragraph 1 above and (ii) endeavors to avoid the payment of any fees described in paragraph 4 below by either Sponsor.

     3. Each Sponsor shall also estimate the number of its purchases of Capacity Products from the Partnership for such year in the Annual Operating Plan.

     4. In any year a Sponsor shall pay a Utilization Fee to the other Sponsor if the first Sponsor purchases a number of engines included in Capacity Products that exceeds the sum of (i) 50% of the Theoretical Current Capacity for such year for such engines, plus (ii) Underutilized Capacity for such engines of the other Sponsor at the Plant plus (iii) with respect to Cummins (in order to consider the impact of Transferred Engines actually purchased by Case in the Theoretical Current Capacity available to Cummins), the positive amount (if any) by which the number of Transferred Engines actually purchased by Case and its Affiliates exceeds Case's Underutilized Capacity. [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED

                                    Ex. D-1

AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. "Underutilized Capacity" with respect to a Sponsor in any year shall mean the
-----------------------
positive amount, if any, by which (x) 50% of Theoretical Current Capacity for such year for engines included in Capacity Products exceeds (y) the number of such engines purchased by such Sponsor in such year from the Plant. For purposes of calculating the Utilization Fee, in no event shall the Theoretical Current Capacity available to Cummins in a calendar year be less than the sum of (x) 50% of Theoretical Current Capacity for such year and (y) the number of Transferred Engines actually purchased by Case in such year.

     5. If actual production with respect to any Unit exceeds Theoretical Current Capacity with respect to such Unit in any calendar year, actual production for such Unit shall become Theoretical Current Capacity for such Unit for the same calendar year. Theoretical Current Capacity with respect to any Unit shall also be increased by the Sponsors in any year as a result of any Jointly Funded Investment or if a Sponsor jointly funds the other Sponsor's Unilateral Investment in accordance with Section 2.08(c) of the Sponsors'
                                         ---------------
Agreement. If a Sponsor makes a Unilateral Investment, the capacity created by such Unilateral Investment shall not be included in the calculation of Theoretical Current Capacity and such Unilateral Investment shall reduce the number of Capacity Products subject to the Utilization Fee by the amount by which capacity is increased by such Unilateral Investment.

     6. Any Utilization Fee accrued for a calendar year shall be paid by the relevant Sponsor, net of any Utilization Fee owing to it, on or before January 31 of the calendar year immediately after such year.

                                    Ex. D-2

                                                          EXHIBIT 1 TO EXHIBIT D
                                                      TO THE SPONSORS' AGREEMENT


[CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                                    Ex. D-3

                                                                EXHIBIT E TO THE
                                                             SPONSORS' AGREEMENT



                    AMENDED AND RESTATED PURCHASE AGREEMENT

       THIS AMENDED AND RESTATED PURCHASE AGREEMENT ("Purchase Agreement"),
                                                      ------------------
dated as of April 21, 1998, between CASE CORPORATION, a Delaware corporation

("Case"), CUMMINS  ENGINE COMPANY, INC., an Indiana corporation ("Cummins" and,
------                                                            -------
collectively with Case, the "Buyers"), and CONSOLIDATED DIESEL COMPANY, a
                             ------
general partnership existing under the laws of the State of North Carolina

("Seller" or the "Partnership") amends and restates (i) the Purchase Agreement,
  ------          -----------
dated as of October 16, 1980 and amended and restated as of December 7, 1990, between Case and Seller and (ii) the Purchase Agreement, dated as of October 16, 1980 and amended and restated as of December 7, 1990, between Cummins and Seller.

       WHEREAS, Cummins and Case and their respective Affiliates desire to purchase from Seller, and Seller desires to sell to Cummins, Case and their respective Affiliates, engines, components and parts on the terms and subject to the conditions set forth herein;

       WHEREAS, Case and Cummins entered into a License Agreement that has been amended and restated as of the date hereof, pursuant to which Cummins has granted a license to Case to use Industrial Property Rights under certain circumstances; and

       WHEREAS, Case, Cummins and Seller entered into a technical assistance agreement that has been restated as of the date hereof, pursuant to which Cummins will provide technical assistance to Seller.

       NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

       SECTION 1.01  DEFINITIONS.  The capitalized terms used in this Purchase
                     -----------
Agreement shall have the meanings given to them in Exhibit G to the Amended and
                                                   ---------
Restated Sponsors' Agreement, dated as of the date hereof (the "Sponsors'
                                                                ---------
Agreement"), between Case, Cummins, Case Holding and Cummins Holdings, unless
---------
otherwise defined herein. References in this Purchase Agreement to Case shall be deemed to refer to both Case Corporation and its Affiliates. References in this Purchase Agreement to Cummins shall be deemed to refer to both Cummins Engine Company, Inc. and its Affiliates.

                                   ARTICLE II

                                    Ex. E-1

                               SALE AND PURCHASE

       SECTION 2.01  PURCHASE RIGHTS AND OBLIGATIONS. Each Buyer shall have the
                     -------------------------------
right to purchase from Seller, and Seller shall have the obligation to sell to each Buyer, Licensed Engines, Components and Service Parts on the terms and subject to the conditions set forth herein and in the other Related Agreements. Case shall also have the right to purchase from Seller, and Seller shall have the obligation to sell to Case, on the terms and subject to the conditions of this Purchase Agreement, Case Products that the Partnership produces for Case in accordance with Article III of the Sponsors' Agreement. Cummins shall also
                   -----------
have the right to purchase from Seller, and Seller shall have the obligation to sell to Cummins, on the terms and subject to the conditions of this Purchase Agreement, Cummins Products that the Partnership produces for Cummins in accordance with Article III of the Sponsors' Agreement. The terms and
                -----------
conditions of this Purchase Agreement shall not apply to the provision of engines by Cummins under the Engine Transfer Agreement, except as expressly provided in the Engine Transfer Agreement.

       SECTION 2.02  SALE AND PURCHASE IN GENERAL.
                     ----------------------------

       (a) Subject to Section 2.06, each Buyer shall have the right, but shall
                      ------------
not be obligated, to purchase from Seller in any calendar year (i) up to one-half of the Plant's actual production or Theoretical Current Capacity, whichever is higher, for such year of Licensed Engines, (ii) up to one-half of the Plant's actual production for such year of each of the Components, (iii) if Case invests in the Upfit Center in accordance with Section 2.09(c) of the Sponsors'
                                       ---------------
Agreement, up to one-half of the actual production or Theoretical Current Capacity, whichever is higher, of the Upfit Center for such year (or portion of such remaining year in which Case invests) and (iv) all necessary and appropriate Service Parts which are Manufactured Components; provided, however,
                                                             --------  -------
that each Buyer shall be obligated to purchase and Seller shall be obligated to sell to each Buyer at least one Licensed Engine in each calendar year during the term of this Purchase Agreement. In addition, a Buyer shall have the right, but shall not be obligated, to purchase from Seller in any calendar year Licensed Engines and Components to the extent of any capacity created by a Unilateral Investment of such Buyer. Pursuant to Section 2.08(b) of the Sponsors'
                                       ---------------
Agreement and subject to Section 2.04, (i) Case shall also have the right, but
                         ------------
not the obligation, to purchase Case Products and Licensed Engines, to the extent of any capacity created by a Unilateral Investment made by Case and (ii) Cummins shall also have the right, but not the obligation, to purchase Cummins Products and Licensed Engines to the extent of any capacity created by a Unilateral Investment made by Cummins.

       (b) Consistent with Case's right to purchase up to one-half of the Plant's actual production as set forth in Section 2.02(a) (and subject to
                                          ---------------
Section 2.06) or Theoretical Current Capacity, whichever is higher, Cummins
------------
shall not have the right to purchase Components from Seller or otherwise utilize for any purpose Components which are required for the production of Licensed Engines and Case Products which Case is entitled to purchase.

       (c) Consistent with Cummins' right to purchase up to one-half of the Plant's actual production as set forth in Section 2.02(a) (and subject to
                                          ---------------
Section 2.06) or Theoretical Current
------------

                                    Ex. E-2

Capacity, whichever is higher, Case shall not have the right to purchase Component from a Seller or otherwise utilize for any purpose Components which are required for the production of Licensed Engines and Cummins Products which Cummins is entitled to purchase.

       (d) If Case, Cummins or Seller believes that the production of Case Products or Cummins Products at the Plant is reasonably likely to materially adversely affect the Theoretical Current Capacity of the Plant, then upon notice from the concerned party, the Sponsors shall promptly meet to establish a mutually agreeable resolution of such capacity issue. Any disputes resulting from such meeting shall be resolved in accordance with Section 6.02 of the
                                                       ------------
Sponsors' Agreement.

       SECTION 2.03  SALE AND PURCHASE AFTER TRANSFER DATE.  After the date of
                     -------------------------------------
an assignment described in Section 8.01, the maximum number of Licensed Engines
                           ------------
and Components which either Buyer shall have the right, but not be obligated, to purchase in any 12-month period shall be the lesser of (i) such Buyer's requirements for Licensed Engines and Components for use in its products, and
(ii) the maximum number of Licensed Engines and Components otherwise available for sale to such Buyer pursuant to this Purchase Agreement.

       SECTION 2.04  PRODUCTION SHORTFALLS.  The Annual Operating Plan shall
                     ---------------------
include agreed upon best estimates for production demand volumes for Cummins and Case, and their Affiliates, pursuant to Section 3.06(a) of the Partnership
                                        ---------------
Agreement. Seller shall avoid shortfalls by employing reasonable efforts to keep production on schedule. The Buyers shall cooperate to manage demand placed on the Plant to avoid a shortfall of production of Capacity Products for a Buyer if the other Buyer is taking more than 50% of the Plant's production of such Capacity Products.

       Notwithstanding anything to the contrary in this Section 2.04, (i) any
                                                        ------------
production made possible by a Unilateral Investment shall only be available to the Buyer that funded such Unilateral Investment unless the other Buyer has invested in such Unilateral Investment in accordance with Section 2.08(c) of the
                                                          ---------------
Sponsors' Agreement; and (ii) if a Buyer does not take the entire amount to which it is entitled during a period of a production shortfall, the other Buyer shall have the right to take such products not taken by the first Buyer. In the event of repeated shortfall situations, or major differences between order demand and production capacity, the Partner Representatives shall review the matter and attempt in good faith to resolve such matter, failing which, such matter shall be resolved in accordance with Section 6.02 of the Sponsors'
                                            ------------
Agreement.

       SECTION 2.05  PURCHASE PRICE.  The actual purchase price (the "Purchase
                     --------------                                   --------
Price") to each Buyer for products purchased from Seller in a specified period
-----
shall equal [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Capital expenditures of the Partnership shall be funded by the Sponsors in accordance with Section 2.08
                                                                   ------------
of the Sponsors' Agreement.

                                    Ex. E-3

       (a) Transfer Price. The "Transfer Price" for each Buyer during a
           --------------       --------------
specified period shall equal [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

       (b) Ownership Items.  The following items ("Ownership Items") shall be
           ---------------                         ---------------
allocated to each Buyer using the following methodology. [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

           (i)   Depreciation and Amortization: Each Buyer shall be allocated
                 -----------------------------
                 [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Except to the extent required under the Product Offtake Agreement, dated as of January 15, 1996 (the "Product Offtake
                                                               ---------------
                 Agreement"), between Case, Cummins and Seller, or as otherwise
                 ---------
                 agreed upon by the parties, neither Buyer shall pay to Seller any amount with respect to such allocation.

          (ii)   Interest Income and Expense: Unless otherwise specified, and
                 ---------------------------
                 subject to the following sentence, the interest income or expense incurred by the Partnership shall be allocated [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. With respect to interest expense, [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

          (iii)  Other Income and Expense: From time to time the Partnership may
                 ------------------------
                 recognize other income and expense items related to the disposal or sale of Partnership assets during the normal course of business, which shall be allocated to Buyers as follows:
                 [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

          (iv)   Benefits:  Expenses relating to FASB 106 and FASB 112, post-
                 --------
                 retirement and long term disability benefits [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

                                    Ex. E-4

      (v) Other Long Term Benefits/Obligations: Other long term benefits or
          ------------------------------------
          obligations incurred by the Partnership shall be jointly reviewed by the Buyers and allocated between the Buyers as agreed to by the Sponsors.

       SECTION 2.06  ADDITIONAL PURCHASE RIGHTS.  If one Buyer does not exercise
                     --------------------------
its right to purchase Licensed Engines, Case Products, Cummins Products and Components in the maximum quantities to which it is entitled hereunder in any calendar year, then the other Buyer shall have the additional right to purchase the Licensed Engines, Case Products, Cummins Products and Components to which it is entitled hereunder that are not so purchased by such first Buyer.

       SECTION 2.07  TERMS OF PAYMENT.  Seller shall invoice each Buyer for all
                     ----------------
products delivered hereunder at the Cash Transfer Amount (as defined in Section
                                                                        -------
B.1 of Exhibit A to this Purchase Agreement) of such products determined in
---    ---------
accordance with Exhibit A to this Purchase Agreement plus any applicable Upfit
                ---------
Materials Costs. Such invoices shall be payable within [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the date thereof. Any past due amounts shall be payable with interest at a rate equal to the prime rate published in The Wall Street Journal as of the due date plus [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], or the maximum interest rate permitted by law, whichever is less.

       SECTION 2.08  INSPECTION OF BOOKS AND RECORDS.  Seller shall keep or
                     -------------------------------
cause to be kept, in accordance with generally accepted accounting principles, books, records and accounts containing all information necessary for the accurate determination of the purchase prices and transfer prices to be paid under this Article II. Each Buyer, at its own expense, shall have the right and power to examine and inspect, or cause to be examined and inspected, at any and all reasonable times, such books, records and accounts of Seller.

                                  ARTICLE III

                       ASSIGNMENT TO AFFILIATES OF BUYER

       SECTION 3.01  ASSIGNMENTS TO AFFILIATES OF BUYERS.   Each Buyer shall
                     -----------------------------------
have the right to assign, from time to time, to one or more of its respective Affiliates the right to purchase all or any portion of the products which such Buyer is entitled to purchase hereunder, but such assignment shall not relieve such Buyer of its obligation to comply with the provisions of Article IV and
                                                              ----------
its obligation to pay, if such Affiliate fails to pay, for such products on the terms hereof. Such Buyer shall notify Seller promptly of any such assignment and shall provide Seller with a copy of such assignment. Upon receipt of any such notice, the Affiliate of such Buyer specified therein shall be entitled to purchase the products specified therein in the same manner, and on such terms and conditions, provided herein for the sale of products to such Buyer. Purchases by such Affiliates shall be attributable to such Buyer for all purposes of this Purchase Agreement.

                                    Ex. E-5

       SECTION 3.02  INVOICES TO AFFILIATES.  If either Buyer assigns to any of
                     ----------------------
its Affiliates the right to purchase products hereunder as provided in Section
                                                                       -------
3.01, Seller shall invoice such Affiliates separately for products purchased by
----
them.

                                   ARTICLE IV

                               ORDER AND DELIVERY

       SECTION 4.01  ORDER ENTRY SYSTEM.  Except as provided in Section 2.07 of
                     ------------------                         ------------
the Sponsors' Agreement, each Buyer shall place its orders with Seller for Licensed Engines, Cummins Products, Case Products and Components as follows. On or before the first day of each month, each Buyer shall provide to Seller an estimate, by calendar month, for at least the next six-month period, of the number of Licensed Engines, Cummins Products, Case Products, Components and Service Parts which it estimates such Buyer and its Affiliates will purchase during such period. The estimate of Service Parts shall include Service Parts to be purchased from Seller and other vendors approved by Seller. From time to time as agreed upon by Seller and a Buyer, such Buyer shall designate and order in writing, or in an electronic format acceptable to Seller, the number of Licensed Engines (including factory option parts), Cummins Products, Case Products, Components and Service Parts for delivery to such Buyer or its Affiliates. The lead time and method of ordering Licensed Engines, Cummins Products, Case Products, Components and Service Parts shall be as determined by agreement between the Partner Representatives from time to time.

       SECTION 4.02  TRADEMARKS.  Seller shall place a nondescript trademark on
                     ----------
all parts and components of Licensed Engines, Case Products, Cummins Products, Components and Service Parts as required by Cummins in accordance with Section
                                                                       -------
6.01 of the License Agreement.  Each Licensed Engine and Case Product purchased
----
by Case or one of its Affiliates shall be marked with a trademark and dataplate of Case or one of its Affiliates, as specified by Case, to which Case has assigned any of its purchase rights hereunder as provided in Section 3.01.
                                                             ------------

       SECTION 4.03  DELIVERY.  The point of delivery of Licensed Engines,
                     --------
Cummins Products, Case Products, Components and Service Parts purchased from Seller shall be the loading dock of the Plant. All such products shall be shipped in accordance with instructions provided by the applicable Buyer. Title to and risk of loss with respect to all products delivered hereunder shall pass from Seller to such Buyer at the point of delivery. All shipping charges, costs, expenses, duties, tariffs, and fees with regard thereto shall be paid directly or indirectly by such Buyer.

                                   ARTICLE V

                                   WARRANTY

       SECTION 5.01  WARRANTY PROVIDED. Seller hereby warrants the products sold
                     -----------------
pursuant to this Purchase Agreement to each Buyer upon the terms and conditions set forth in Exhibit B to this Purchase Agreement.
             ---------

                                    Ex. E-6

       SECTION 5.02  NO OTHER REPRESENTATIONS AND WARRANTIES.  Seller makes no
                     ---------------------------------------
representations, warranties or guarantees, either direct or indirect, express or implied, of any kind or nature whatsoever, other than as set forth in Section
                                                                     --------
5.01.
----

       SECTION 5.03  SUPPLIER IDENTIFICATION.  Seller shall establish for
                     -----------------------
warranty claim purposes a system which will permit the identification, by vendor, of Purchase Parts and Components which are provided by vendors to Seller for incorporation into Licensed Engines, Cummins Products, Case Products and parts and components which are provided by vendors to Buyers as Service Parts.

       SECTION 5.04  WARRANTY INDEMNITY.  If Seller is required to pay any
                     ------------------
warranty claim, other than claims permitted under the warranty set forth in

Exhibit B to this Purchase Agreement, each Buyer, with respect to purchases by
---------
such Buyer from Seller, agrees to indemnify and hold Seller harmless from the amount of such expense, together with all cost and expenses incurred in connection therewith, including, but not limited to, reasonable attorneys' fees.

       SECTION 5.05  PRODUCT LIABILITY INDEMNITY.
                     ---------------------------

       (a) Each Buyer (the "Indemnifying Party") shall indemnify and hold
                            ------------------
harmless Seller, the other Buyer, the other Buyer's Affiliates, and the officers, directors, shareholders, employees and agents, of Seller, the other Buyer and the other Buyer's Affiliates (collectively, the "Indemnified Parties")
                                                           -------------------
from and against any and all losses, damages, liabilities, obligations, judgments, settlements, costs and other expenses, in an amount not to exceed $2,000,000 per occurrence, incurred or suffered by the Indemnified Parties by reason of the assertion of any claim or the institution of any litigation against them which is directly or indirectly based upon or related to any assertion or finding that any of the products supplied by Seller to the Indemnifying Party has caused or contributed to any damage to property or to the death, illness or injury of any person, regardless of when the claim is asserted or the litigation is instituted.

       (b) Seller or the other Buyer, as appropriate, shall notify the Indemnifying Party promptly if any claim is made against any of the Indemnified Parties with respect to which the Indemnifying Party shall have agreed to indemnify such Indemnified Parties as set forth in Section 5.05(a), whereupon
                                                   ---------------
the Indemnifying Party shall undertake to defend and hold the affected Indemnified Parties harmless therefrom.

       (c) The Indemnifying Party, at its sole expense, shall assume the defense of any claim as to which it has an indemnification obligation hereunder, or shall cause its insurer to assume such defense. If the defense is not so assumed on a timely basis, the Indemnified Parties shall have the right to assume their own defense, and shall be entitled to reimbursement by the Indemnifying Party for any and all reasonable expenses (including, but not limited to, attorneys' fees) incurred in such defense (subject to the limitations described in Section 5.05(a)).
                         ---------------

                                   ARTICLE VI

                                    Ex. E-7

                           USE OF PRODUCTS PURCHASED

       SECTION 6.01 RESTRICTION ON CASE'S USE.  Products purchased by Case and
                    -------------------------
its Affiliates hereunder shall be used solely in accordance with the provisions of the License Agreement. Case covenants that it shall, and shall cause its Affiliates to, accept and comply with such restrictions.

                                  ARTICLE VII

                                 FORCE MAJEURE

       SECTION 7.01  FORCE MAJEURE.  If either party to this Purchase Agreement
                     -------------
is rendered unable, wholly or in part, by Force Majeure, to fulfill any obligation or condition of this Purchase Agreement, then upon giving notice and reasonably full particulars to the other party, such obligation or condition, other than the obligation to pay money when due, shall be suspended, to the extent fulfillment is impeded, from the date of such notice until Force Majeure ceases or abates sufficiently to permit full or partial performance, and such party shall be relieved of liability and shall suffer no prejudice under this Purchase Agreement for failure to perform the same during such period.

                                  ARTICLE VII

                               OTHER PROVISIONS

       SECTION 8.01  TERM OF AGREEMENT.  This Purchase Agreement shall continue
                     -----------------
in full force and effect until [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], or until the Partnership is dissolved pursuant to Article X of the Partnership
                                               ---------
Agreement, whichever is the earlier; provided, however, that if  the Partnership
                                     --------  -------
is dissolved and the Partnership interest of one Partner is acquired by the other Partner (the "Survivor") or, in connection with such a dissolution or
                    --------
acquisition, the Plant is sold to the Survivor, its Affiliates or any other Person, then this Purchase Agreement shall be assigned by Seller to, and the obligations of Seller hereunder shall be assumed by, the Survivor, its Affiliates or such other Person, as the case may be, at the time of such acquisition or sale, and this Purchase Agreement shall continue in full force and effect for a period of six years from the date of such assignment. Notwithstanding the foregoing, if such acquisition or sale occurs as a part of the winding up and liquidation of the Partnership under Sections 10.05 and 10.06
                                                        --------------     -----
of the Partnership Agreement and Licensed Engines are no longer produced in the Plant, this Purchase Agreement shall thereupon terminate.

       SECTION 8.02  NO ASSIGNMENT.  Except as provided in Sections 3.01 or
                     -------------                         -------------
8.01,  neither Seller nor either Buyer shall sell, assign, transfer or encumber
----
all or part of its interest in this Purchase Agreement without the prior written consent of the other parties to this Purchase Agreement. This Purchase Agreement shall inure to the benefit of and be binding upon the parties and their respective assignees pursuant to any assignments permitted hereby.

                                    Ex. E-8

       SECTION 8.03  SEVERABILITY.  If any part of this Purchase Agreement, for
                     ------------
any reason, shall be finally adjudged by any court of competent jurisdiction to be invalid, such judgment shall not affect, impair or invalidate the remainder of this Purchase Agreement and there shall be deemed substituted for the part at issue a valid, legal and enforceable provision as similar as possible to the part at issue. The invalidity of any part or parts of this Purchase Agreement shall not relieve the parties, their successors or assigns from their other duties and obligations under this Purchase Agreement.

       SECTION 8.04  WAIVER.  The failure of Seller or either Buyer to enforce
                     ------
any provision of this Purchase Agreement or exercise any right granted hereby shall not be construed to be a waiver of such provision or right, nor shall it affect the validity of this Purchase Agreement or any part hereof, or limit in any way the right of either such party subsequently to enforce any such provision or exercise any such right in accordance with its terms.

       SECTION 8.05 NOTICES.  Any notice, report or consent required or
                    -------
permitted by this Purchase Agreement to be given or delivered shall be in writing and shall be either delivered by hand or overnight courier or sent by facsimile transmission (with receipt confirmed) or mailed, postage prepaid, by certified or registered mail, return receipt requested, as follows:

       If to Seller:

            Consolidated Diesel Company
            U.S. Highway 301
            Box 670
            Whitakers, North Carolina  27891
            Attention:  General Manager
            Facsimile: (252) 437-9641

       If to Case:

            Case Corporation
            700 State Street
            Racine, Wisconsin  53404
            Attention:  General Counsel
            Facsimile: (414) 636-5651

       If to Cummins:

            Cummins Engine Company
            Box 3005
            Columbus, Indiana 47202
            Attention: General Counsel
            Facsimile: (812) 377-3272

                                    Ex. E-9

Any such notice, report or consent shall be effective upon receipt. Case, Cummins or Seller may change the address for receipt by it of any notice, report or consent hereunder by giving prior written notice of such change to the other parties as above provided.

       SECTION 8.06  VERBAL MODIFICATIONS OR WAIVERS.  No modifications or
                     -------------------------------
waiver of any provision hereof shall be effective unless in writing and signed by authorized representatives of Seller and each Buyer.

       SECTION 8.07  EXCISE TAXES.  Any federal excise taxes imposed on the use
                     ------------
or sale of the products sold hereunder shall be paid by the Buyer that purchased such products from Seller.

       SECTION 8.08  TITLES AND HEADINGS.  The titles and headings included in
                     -------------------
this Purchase Agreement are inserted for convenience only and shall not be deemed to be a part of this Purchase Agreement, or considered in construing this Purchase Agreement.

       SECTION 8.09  EXHIBITS.  All Exhibits attached hereto are incorporated
                     --------
herein by reference.

       SECTION 8.10 APPLICABLE LAW.  This Purchase Agreement shall be construed
                    --------------
in accordance with the laws of the State of North Carolina.

                                    Ex. E-10

       IN WITNESS WHEREOF, the parties have caused this Purchase Agreement to be executed by their officers thereunto duly authorized as of the day and year first above written.

                           CONSOLIDATED DIESEL COMPANY,
                           a General Partnership,

                           By:  CUMMINS ENGINE HOLDING COMPANY, INC.,
                           as General Partner


                           By:     / F. Joseph Loughrey /
                              ----------------------------------------------
                           Name:  F. Joseph Loughrey
                           Title: President


                           CASE CDC HOLDINGS, INC., as General Partner


                           By:      / Steven G. Lamb /
                              ---------------------------------------------
                           Name:  Steven G. Lamb
                           Title: Attorney in Fact


                           CASE CORPORATION


                           By:      / Steven G. Lamb /
                              ---------------------------------------------
                           Name:  Steven G. Lamb
                           Title: President and Chief Operating Officer


                           CUMMINS ENGINE COMPANY, INC.


                           By:    / F. Joseph Loughrey /
                              ---------------------------------------------
                           Name:  F. Joseph Loughrey
                           Title: Executive Vice President
                                  Group President - Industrial

                                                                      SCHEDULE 1

                   ALLOCATION OF WARRANTY COSTS AND EXPENSES
                   -----------------------------------------

[CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                                    Ex. E-12

                                                                EXHIBIT A TO THE
                                                              PURCHASE AGREEMENT


                                    PRICING

[CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                                    Ex. E-13

                                                                EXHIBIT B TO THE
                                                              PURCHASE AGREEMENT

                                GENERAL WARRANTY


[CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

                                    Ex. E-14

                                                                       EXHIBIT F
                                                      TO THE SPONSORS' AGREEMENT

              AMENDED AND RESTATED TECHNICAL ASSISTANCE AGREEMENT

       THIS AMENDED AND RESTATED TECHNICAL ASSISTANCE AGREEMENT, dated as of April 21, 1998, between CUMMINS ENGINE COMPANY, INC., an Indiana corporation ("Cummins"), CASE CORPORATION, a Delaware corporation ("Case"), and CONSOLIDATED
                                                        ----
DIESEL COMPANY, a general partnership existing under the laws of the State of North Carolina (the "Partnership"), amends and restates the Amended and Restated
                     -----------
Technical Assistance Agreement, dated as of December 7, 1990, between Cummins, Case and the Partnership (the "Prior TAA").
                               ---------

       WHEREAS, Cummins has designed and developed a line of Diesel Engines for the benefit of Cummins and Case, and Cummins is and will be the exclusive owner of the Industrial Property Rights therein; and

       WHEREAS, Cummins and Case have entered into the License Agreement pursuant to which Case has a limited right to manufacture certain engines, components and parts; and

       WHEREAS, the Partnership has agreed to manufacture such engines and components and to sell the same pursuant to the Purchase Agreement between the Partnership, Case and Cummins; and

       WHEREAS, in order for the Partnership, Case's Manufacturing Affiliate and Case's North American plant, if any, to produce such engines, components and parts, the Partnership and Case require technical assistance from Cummins; and

       WHEREAS, the parties hereto desire to amend and restate the Prior TAA.

       NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereby agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

       SECTION 1.01    DEFINITIONS INCORPORATED BY REFERENCE.  The capitalized
                       -------------------------------------
terms which are defined in Exhibit G to the Amended and Restated Sponsors'
                           ---------
Agreement, dated as of the date hereof (the "Sponsors' Agreement"), between
                                             -------------------
Case, Cummins, Case Holding and Cummins Holding shall have the same meanings herein as set forth in the Sponsors' Agreement, unless otherwise defined herein.

                                   ARTICLE II
                       INFORMATION AND SERVICES PROVIDED

                                    Ex. F-1

       SECTION 2.01    PURPOSE AND SCOPE.  Cummins shall provide the
                       -----------------
Partnership, Case and Case Affiliates with Technical Information and support services regarding Licensed Engines (including the electronically controlled engines that constitute Licensed Engines) which use direct injection compression ignition (diesel cycle). For purposes of this Technical Assistance Agreement, such Technical Information and support services shall cover only Licensed Engines which use diesel derivative fuels or other fuels that can be readily burned in a direct injection compression ignition engine without major revision to the component systems design, but shall not cover spark ignition (Otto Cycle) engines or engines employing fuels which require major component system redesign or major change to the engine component materials. Cummins shall allow Case to reasonably participate in Cummins' internal long range engine planning process (product preceding technology), and Cummins shall use reasonable efforts to accommodate the reasonable interests of Case and the Partnership in such planning process as expressed through Case's participation in such process.

       SECTION 2.02    TECHNICAL INFORMATION.  Cummins shall provide the
                       ---------------------
Partnership, Case and Case's Affiliates with all of the Technical Information regarding those Licensed Engines described in Section 2.01 as covered by this
                                              ------------
Technical Assistance Agreement that is within Cummins' capability to provide and is, in the judgment of Cummins, reasonably useful and necessary for (i) producing such Licensed Engines and Components at the Partnership, Case's Manufacturing Affiliate and Case's North American plant, if such plants are established pursuant to Sections 2.06(a) and (b) of the Sponsors' Agreement,
                        ----------------     ---
(ii) keeping such Licensed Engines technologically current, (iii) adapting such Licensed Engines to changing requirements, with regard to applications or uses of Licensed Engines or as may be required by any applicable governmental regulations, (iv) keeping such Licensed Engines competitive with regard to cost and performance, and (v) providing information on Cummins' Licensed Engine advanced engine technology.

       SECTION 2.03    SUPPORT SERVICES.  Cummins shall provide such assistance
                       ----------------
to the Partnership, Case and Case's Affiliates as may be reasonably necessary for them to use the Technical Information regarding those Licensed Engines described in Section 2.01 as being covered by this Technical Assistance
             ------------
Agreement, and shall provide reasonable on-going engineering and technical assistance in connection with design and product development regarding such Licensed Engines including, without limitation, the following:

  (a) providing worldwide design control;
  (b) keeping designs competitive;
  (c) providing specifications to meet government regulations;
  (d) supplying technical information and alternate approaches on options and ratings and approving new product manufacturing processes, including. without limitation, preproduction parts approval and emissions pre-certification;
  (e) approving sources;
  (f) approving manufacturing or process changes;
  (g) supporting Plant quality problem resolution;
  (h) supporting Plant and customer needs for supplier technical assistance;
  (i) supporting Plant cost reduction efforts;
  (j) resolving product problems; and

                                    Ex. F-2

  (k)  advanced design activities.

       The Partnership recognizes the benefit of limiting form, fit and function design changes. When such changes are required, Cummins shall advise Case as early as possible in the design process to understand impacts on Case products. Cummins shall use reasonable efforts to accommodate any concerns of Case prior to issuance of any engineering release directing the implementation of such engineering changes. Any disagreements between Case and Cummins concerning engineering changes shall be resolved by the Product Family Chief Engineer (specified within Cummins Engineering Std 99043). Cummins shall notify the Partnership, Case and Case Affiliates promptly of any corrections to the Technical Information furnished hereunder.

       Notwithstanding anything to the contrary in the preceding paragraph, Cummins and the Partnership shall not implement any engineering change that would: (i) increase the Materials Costs of Licensed Engines or Components to be sold to Case or its Affiliates by more than [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] without the prior approval of Case; or (ii) require Case to modify a product in order to install a Licensed Engine in such product without giving Case 20 days prior written notice of such engineering change. If Case gives the Partnership written notice, before such change is implemented, that such change is unacceptable, and if thereafter Case and Cummins are unable to resolve such engineering change dispute, the matter shall be referred to the Partnership Committee and resolved in accordance with the procedures set forth in Section
6.02 of the Sponsors' Agreement (excluding the first sentence thereof).

       SECTION 2.04    PLAN.  In the fourth quarter of every year during the
                       ----
term of this Technical Assistance Agreement, Cummins and Case shall agree upon a conceptual ten-year product and project technical plan under which Cummins will perform the support services described in Section 2.03. Such plan shall include
                                          ------------
an overall strategy and prioritize the services to be performed. The first two years covered by any such plan shall be reasonably detailed with only the first year considered firm as approved within Cummins' annual operating plan. The parties shall make available adequate resources to meet and manage the agreed upon product and project technical plan.

       In support of such technical planning, Case and Cummins agree to participate together in a periodic planning process known as the "Case/Cummins Midrange Technical Steering Committee." The Case/Cummins Midrange Technical Steering Committee, comprised of Case and Cummins technical leaders, shall regularly review product and project technical plans and adjust such plans as necessary on a short-term and long-term basis to meet the business needs of Case, Cummins and the Partnership. If the members of the Case/Cummins Midrange Technical Steering Committee do not agree on any such product plans, such disagreement shall be presented to the Technical Committee for resolution.

       SECTION 2.05    MANUFACTURING LICENSED PRODUCTS.  The Partnership, Case's
                       -------------------------------
Manufacturing Affiliate and Case's North American plant, if such plants are established pursuant to Sections 2.06(a) and (b) of the Sponsors' Agreement,
                        ----------------     ---
shall manufacture Licensed Engines and Components solely in accordance with the Technical Information supplied by Cummins and, subject to Section 2.03, shall
                                                          ------------
implement all appropriate engineering changes upon receipt of engineering

                                    Ex. F-3
releases from Cummins specifying that such engineering changes are to be implemented. Case shall cause its Manufacturing Affiliate to implement any such engineering changes.

       SECTION 2.06    CONFIDENTIAL INFORMATION.  The parties acknowledge that
                       ------------------------
they are bound by Section 6.04 of the Sponsors' Agreement concerning the
                  ------------
confidentiality of certain information (including, without limitation, Technical Information).

                                  ARTICLE III
                                 TECHNICAL FEE

       SECTION 3.01    PURPOSE AND SCOPE.  In consideration for the services
                       -----------------
provided by Cummins pursuant to Article II, Case shall pay an annual Technical
                                ----------
Fee to Cummins.

       SECTION 3.02    AMOUNT.  The amount of the Technical Fee shall be
                       -------
determined according to the attached Appendix 1 and this Section 3.02.  As
                                     ----------          ------------
promptly as practicable following each October 15, Case and Cummins shall cooperate to calculate (in accordance with Appendix 1) the Technical Fee that
                                           ----------
shall initially be applicable for the next year (the "Planned Technical Fee").
                                                      ---------------------
In each of the first six months of the applicable year, Case shall pay to Cummins an amount equal to [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the Planned Technical Fee applicable to such year. As promptly as practicable following each June 30, Case and Cummins shall cooperate to recalculate the Technical Fee applicable to that year (the "Revised Technical Fee"), such
                                            ---------------------
calculation to be made in accordance with Appendix 1, except that references to
                                          ----------
planned amounts in such Appendix 1 shall mean (i)  actual amounts for the first
                        ----------
six months of the applicable year plus (ii) forecasted amounts (as of June 30 of the applicable year) for the last six months of the applicable year. If the Revised Technical Fee exceeds the Planned Technical Fee for the applicable year, Case shall promptly pay to Cummins an amount equal to [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of such excess. If the Planned Technical Fee exceeds the Revised Technical Fee for the applicable year, Cummins shall promptly pay to Case an amount equal to [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of such excess. In each of the last six months of the applicable year, Case shall pay to Cummins an amount equal to [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the Revised Technical Fee applicable to such year. Upon request, Case shall permit Cummins to inspect its books and records relating to the amount described as "C" in Appendix 1.
          ----------

       SECTION 3.03    LIMITATIONS.  Apart from the Technical Fee, Case shall
                       -----------
not be obligated to pay any costs associated with the Technical Information and support services Cummins provides pursuant to Article II. Cummins shall be
                                              ----------
entitled to retain the entire Technical Fee each year, regardless of its costs in providing such Technical Information and support services, and Case shall not be entitled to a refund or credit of any portion of the Technical Fee.

                                    Ex. F-4

                                   ARTICLE IV
                                  TERMINATION

       SECTION 4.01    TERMINATION.  This Technical Assistance Agreement shall
                       -----------
terminate when the Partnership is dissolved in accordance with the provisions of
Article X of the Partnership Agreement.
---------

       SECTION 4.02    RETURN OF TECHNICAL INFORMATION.  Upon termination of
                       -------------------------------
this Technical Assistance Agreement, the Partnership and Case shall promptly return to Cummins, and Case shall cause its Affiliates to promptly return to Cummins, all plans, drawings, blueprints and other written technical data that constitutes Technical Information provided to the Partnership, Case, Case's Affiliates and their suppliers hereunder, including all copies thereof, and the Partnership and Case shall cease using such information and Case shall cause its Affiliates to cease using such information. The provisions of Section 2.06
                                                              ------------
shall survive and continue in full force notwithstanding the termination of this Technical Assistance Agreement.

                                   ARTICLE V
                               GENERAL PROVISIONS

       SECTION 5.01    CUMMINS OWNERSHIP.  The Partnership and Case, on behalf
                       -----------------
of itself and its Affiliates, acknowledge that the Industrial Property Rights, including, without limitation, rights under any patents and the Technical Information, are the sole and exclusive property of Cummins and that this Technical Assistance Agreement does not vest the Partnership, Case or Case's Affiliates with any ownership rights thereto.

       SECTION 5.02    TRADEMARK.  As a part of a Cummins quality assurance
                       ---------
program, the Partnership and Case shall comply, and Case shall cause its Affiliates to comply, with all reasonable requirements of Cummins for the placement of a nondescript trademark on all items in Licensed Engines, Components and Purchased Parts.

       SECTION 5.03    NO WARRANTIES.  Cummins has not made and does not make
                       -------------
any representations or warranties or guarantees, express or implied, of any kind or nature with regard to the Technical Information or support services to be provided in accordance with Article II.
                            ----------

       SECTION 5.04    FORCE MAJEURE.  If the Partnership, Case, or Cummins is
                       -------------
rendered unable, wholly or in part, by Force Majeure, to fulfill any obligation or condition of this Technical Assistance Agreement, then upon giving notice and reasonably full particulars to the other parties, such obligation or condition, other than the obligation to pay money when due, shall be suspended, to the extent fulfillment is impeded, from the date of such notice until such Force Majeure ceases or abates sufficiently to permit full or partial performance, and such party shall be relieved of liability and shall suffer no prejudice under this Technical Assistance Agreement for failure to perform the same during such period.

       SECTION 5.05    WAIVER.  The failure of the Partnership, Case, or Cummins
                       ------
to enforce any provisions of this Technical Assistance Agreement, or exercise any right granted hereby shall not be construed to be a waiver of such provision or right, nor shall it affect the validity of this Technical

                                    Ex. F-5

Assistance Agreement or any part hereof, or limit in any way the right of any party subsequently to enforce such provisions or exercise such right in accordance with its terms.

       SECTION 5.06    NOTICES.  Any notice, report or consent required or
                       -------
permitted by this Technical Assistance Agreement to be given or delivered shall be in writing and shall be delivered by hand, sent by confirmed facsimile transmission or mailed, postage prepaid, by certified or registered mail, return receipt requested as follows:

       Cummins Engine Company, Inc.
       Box 3005
       Columbus, Indiana 47202
       Attention: General Counsel
       Facsimile: 812-377-3272

       Consolidated Diesel Company
       U.S. Highway 301
       P.O. Box 670
       Whitakers, North Carolina 27891
       Attention: General Manager
       Facsimile: 252-437-9641

       Case Corporation
       700 State Street
       Racine, Wisconsin 53404
       Attention: General Counsel
       Facsimile: 414-636-5651

Any such notice, report, or consent shall be effective upon receipt. The Partnership, Case or Cummins may change its address for receipt of any notice, report or consent by giving the other parties 30 days' notice of such change as above provided.

       SECTION 5.07    ENTIRE AGREEMENT.  This Technical Assistance Agreement
                       ----------------
constitutes the entire understanding of the parties relating to the subject matter hereof and supersedes all prior agreements of the parties with respect thereto.

       SECTION 5.08    VERBAL MODIFICATIONS AND WAIVERS.  No modification or
                       --------------------------------
waiver of any provision hereof shall be effective unless in writing and signed by an authorized representative of the party, or parties bound thereby.

       SECTION 5.09    TITLES AND HEADINGS.  The titles and headings included in
                       -------------------
this Technical Assistance Agreement are inserted for convenience only and shall not be considered in construing this Technical Assistance Agreement.

       SECTION 5.10    SEVERABILITY.  If any part of this Technical Assistance
                       ------------
Agreement, for any reason, shall be finally adjudged by any court of competent jurisdiction to be invalid, such judgment shall not affect, impair or invalidate the remainder of this Technical Assistance

                                    Ex. F-6

Agreement and there shall be deemed substituted for the part at issue a valid, legal and enforceable part as similar as possible to the part at issue. The invalidity of any part or parts of this Agreement shall not relieve the parties from their other duties and obligations under this Technical Assistance Agreement.

       SECTION 5.11    NON-ASSIGNABILITY.  No party hereto shall directly or
                       -----------------
indirectly assign or purport to assign this Technical Assistance Agreement or any of its rights and obligations in whole or in part to any party without the written consent of the other parties hereto.

       SECTION 5.12    APPLICABLE LAW.  This Technical Assistance Agreement
                       --------------
shall be construed in accordance with the laws of the State of Indiana.

                                    Ex. F-7

       IN WITNESS WHEREOF, the parties have caused this Technical Assistance Agreement to be executed by its officers thereunto duly authorized as of the day and year first above written.

                              CONSOLIDATED DIESEL COMPANY, a General Partnership

                              By: CUMMINS ENGINE HOLDING COMPANY, INC., as
                                  General Partner


                              By:      / F. Joseph Loughrey /
                                 -------------------------------
                              Name:    F. Joseph Loughrey
                                     ---------------------------
                              Title:   President
                                     ---------------------------


                              By:  CASE CDC HOLDINGS, INC., as General
                                  Partner


                              By:     / Steven G. Lamb /
                                   ---------------------------
                              Name:   Steven G. Lamb
                              Title:  Attorney in Fact


                              CUMMINS ENGINE COMPANY, INC.


                              By:      / F. Joseph Loughrey /
                                   -------------------------------
                              Name:    F. Joseph Loughrey
                              Title:   Executive Vice President
                                       Group President - Industrial


                              CASE CORPORATION


                              By:     / Steven G. Lamb /
                                   ---------------------------
                              Name:   Steven G. Lamb
                                     ---------------
                              Title:  President and Chief Operating Officer

                                    Ex. F-8

                                                         APPENDIX 1 TO EXHIBIT F
                                                         TO SPONSORS' AGREEMENT

                             TECHNICAL FEE FORMULA

[CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

                                    Ex. F-9

                                                                       EXHIBIT G
                                                      TO THE SPONSORS' AGREEMENT


                                  DEFINITIONS


     As used in the Sponsors' Agreement and the other Related Agreements, the following capitalized terms shall have the following meanings:

     "Actual Cash Amount of Products" shall have the meaning given to it in
      ------------------------------
Section B.8 of Exhibit A of the Purchase Agreement.
-----------    ---------

     "Actual Variable Amount" shall have the meaning given to it in Section 7(d)
      ----------------------                                        ------------
of the Engine Transfer Agreement.

     "Affiliate" shall mean, with respect to any Person, a second Person
      ---------
directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, such first Person, except that the Partnership shall not be deemed an Affiliate of Case or Cummins hereunder. The term "control", as used in the preceding sentence means: (i) with respect to a Person that is a corporation, the right to exercise, directly or indirectly, more than 50% of the voting rights attributable to the shares of capital stock of the controlled corporation, and (ii) with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled Person.

     "Aggregate Demand" shall have the meaning given to it in Section 2 of
      ----------------                                        ---------
Exhibit D to the Sponsor's Agreement.
---------

     "Aggregate Materials Cost" shall mean, for any specified period, the
      ------------------------
aggregate Materials Costs of all Licensed Engines, Case Products, Cummins Products, Components (or combination thereof which is not a Licensed Engine or a Case Product or Cummins Product Engine) and Purchased Parts which are produced at or purchased for use at the Plant and purchased by both Buyers pursuant to the Purchase Agreement, for such period.

     "Allocated Capital Expenditures" shall have the meaning given to it in
      ------------------------------
Section B.4 of Exhibit A to the Purchase Agreement.
-----------    ---------

     "Allocated Fixed Costs" shall have the meaning given to it in Section 3.7
      ---------------------                                        -----------
of Exhibit A to the Purchase Agreement.
   ---------

     "Allocated Interest Expense" shall mean, with respect to each of Case and
      --------------------------
Cummins, for any specified period, [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the aggregate interest expense of the Partnership (excluding any interest expense of the Partnership which is included in the Partner Only Expenses of either Buyer), except

                                    Ex. G-1
that (i) in all years in which the Notes are outstanding, an amount equal to the product of (x) [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and (y) the then outstanding principal balance of the Notes, shall be added to Case's Allocated Interest Expense and subtracted from Cummins' Allocated Interest Expense, and
(ii) in the years 1998 and 1999, [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall be added to Cummins' Allocated Interest Expense and subtracted from Case's Allocated Interest Expense.

     "Allocated Materials Costs" shall mean, with respect to each of Case and
      -------------------------
Cummins, for any specified period, the aggregate Materials Costs of such Buyer's purchases of Licensed Engines, Case Products, Cummins Products, Components (or combinations thereof which are not Licensed Engines or Case Products or Cummins Products) and Purchased Parts which are produced at or purchased for use at the Plant, for such period.

     "Allocated Variable Costs" shall have the meaning given to it in Section
      ------------------------                                        -------
B.3 of Exhibit A to the Purchase Agreement.
---    ---------

     "Allocated Warranty Expense" shall mean, with respect to each of Case and
      --------------------------
Cummins, for any specified period, all warranty costs and expenses incurred by the Partnership that relate solely to specific Licensed Engines, Components and Service Parts purchased by such Buyer from the Partnership pursuant to the Purchase Agreement plus the warranty costs and expenses allocated to such Buyer as provided in the following two sentences. [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

     "Allocated Warranty Percentage" shall mean, with respect to each of Case
      -----------------------------
and Cummins, for any specified period, the number obtained by dividing [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

     "Annual Operating Plan" shall mean any annual operating plan approved by
      ---------------------
the Partnership Committee in accordance with Section 3.06 of the Partnership
                                             ------------
Agreement.

     "Asset Utilization Adjustment" shall have the meaning given to it in
      ----------------------------
Section B.6 of Exhibit A to the Purchase Agreement.
-----------    ---------

     "Asset Utilization Adjustment Factor" shall have the meaning given to it in
      -----------------------------------
Section B.6 of Exhibit A to the Purchase Agreement.
-----------    ---------

     "Base Capital Expenditures"  shall mean capital expenditures generally
      -------------------------
required for the ongoing maintenance and operation of the Plant, including, without limitation, capital expenditures for replacing equipment, cost reductions and quality improvements. Base Capital Expenditures shall not include: (i) expenditures for product changes determined by the requirements of only one

                                    Ex. G-2

Sponsor or any of its Affiliates or emissions-related changes to the extent that both parties do not participate equally in such expenditures; or
(ii) any expenditures relating to Supplier Tooling.

     "Base Engine" shall mean a Cummins engine including the items set forth on
      -----------
Schedule 1 of the Engine Supply Agreement.  Options not included in the Base
----------
Engine are those engine features that the customer can select.

     "Base Level" shall have the meaning given to it in Section 5.02(a) of the
      ----------                                        ---------------
Partnership Agreement.

     "Budgeted Variable Cost" shall have the meaning given to it in Section 7(b)
      ----------------------                                        ------------
of the Engine Transfer Agreement.

     "Campaign Costs and Expenses" shall mean warranty costs and expenses
      ---------------------------
incurred by the Partnership involving a "campaign" to repair or replace a particular defect and/or block of Licensed Engines, Components or Service Parts that affects a significant number of Licensed Engines, Components or Service Parts.

     "Capacity Products" shall have the meaning given to it in Exhibit D to the
      -----------------                                        ---------
Sponsors' Agreement.

     "Capital Expenditures" shall have the meaning given to it in Section B.4 of
      --------------------                                        -----------
Exhibit A to the Purchase Agreement.
---------

     "Capital Expenditures Factor" shall have the meaning given to it in Section
      ---------------------------                                        -------
B.4 of Exhibit A to the Purchase Agreement.
---    ---------

     "Case Dealer" shall mean any purchaser of Case/Cummins equipment from Case
      -----------
or any Affiliate of Case for resale at retail, and any Case-owned or Case Affiliate-owned retail outlet for such equipment.

     "Case Equipment" shall mean (i) self-propelled mobile wheeled and tracked
      --------------
vehicles for agricultural, construction and related applications such as logging, mining, trenching and landscaping which are sold by Case or its Affiliates under their respective trademarks; and (ii) irrigation pump models designed and sold for use only in agricultural irrigation which include both an assembled clutch and radiator as a functional system and which are sold by Case or its Affiliates under their respective trademarks.

     "Case Holding" shall mean Case CDC Holdings, Inc., a Delaware corporation,
      ------------
wholly-owned by Case.

     "Case Partner" shall mean, without regard to the ownership or control of
      ------------
such party, an entity that manufactures with Case certain equipment which is sold under the Case trademark.

     "Case's Partner Only Expenses" shall have the meaning given to it in the
      ----------------------------
definition of "Partner Only Expenses."

                                    Ex. G-3

     "Case Product" shall have the meaning given to it in Section 3.01 of the
      ------------                                        ------------
Sponsors' Agreement.

     "Cash Transfer Amount" shall have the meaning given to it in Section B.1 of
      --------------------                                        -----------
Exhibit A to the Purchase Agreement.
---------

     "Cash Transfer Amount Factor" shall have the meaning given to it in Section
      ---------------------------                                        -------
B.1 of Exhibit A to the Purchase Agreement.
---    ---------

     "CDC" shall mean the Partnership.
      ---

     "Change in Control" shall have the meaning given to it in Section
      -----------------                                        -------
6.10(b)(ii) of the Sponsors' Agreement.
-----------

     "Competitor" shall have the meaning given to it in Section 6.10(b) of the
      ----------                                        ---------------
Sponsors' Agreement.

     "Component" shall mean a cylinder head, a cylinder block or a connecting
      ---------
rod for assembly into a Licensed Engine.

     "Component Equivalent" shall mean a combination of Components not exceeding
      --------------------
a maximum of one cylinder head, one cylinder block, and (i) in the case of Family I Engines, the average number of connecting rods in Family I Engines purchased from the Partnership during the most recent calendar quarter, or (ii) in the case of Family II Engines and Family III Engines, six connecting rods. When determining a quantity of Component Equivalents, the minimum number of Component Equivalents possible shall be the correct number of Component Equivalents. For example, if a Sponsor purchased 500 Family II Engine cylinder heads, 400 Family II Engine cylinder blocks and 300 Family II Engine connecting rods, that Sponsor would have purchased 500 Component Equivalents: 50 full Component Equivalent sets, 350 Component Equivalent sets containing only cylinder heads and cylinder blocks and 100 Component Equivalent sets containing only cylinder heads.

     "Controller" shall have the meaning given to it in Section 3.04(b) of the
      ----------                                        ---------------
Partnership Agreement.

     "CSL" shall mean Cummins' Customer Specification Language database.
      ---

     "Cummins Holding"  shall mean Cummins Engine Holding Company, Inc., an
      ---------------
Indiana corporation, wholly-owned by Cummins.

     "Cummins' Partner Only Expenses" shall have the meaning given to it in the
      ------------------------------
definition of Partner Only Expenses.

     "Cummins Product" shall have the meaning given to it in Section 3.02(b) of
      ---------------                                        ---------------
the Sponsors' Agreement.

                                    Ex. G-4

     "Customized Assurance Plans" or "CAP" shall have the meaning given to it in
      --------------------------      ---
Section 5.5(b) of the Engine Supply Agreement.
--------------

     "Defaulting Party" shall have the meaning given to it in Section
      ----------------                                        -------
10.01(b)(iii) of the Partnership Agreement.
-------------

     "Delivery Date" shall have the meaning given to it in Section 4.2 of the
      -------------                                        -----------
Engine Supply Agreement.

     "Depreciation Base" shall mean the aggregate depreciation and amortization
      -----------------
expense for a specified period of the Partnership.

     "Diesel Engines" shall mean engines using a direct injection compression
      --------------
ignition (diesel cycle), and shall include engines which use diesel derivative fuels or other fuels that can be readily burned in a direct injection compression ignition engine without major revision to the component systems design. Engines not within this definition include spark ignition (Otto Cycle) engines or engines employing fuels which require major component system redesign or major change to the engine component materials.

     "Electing Party" shall have the meaning given to it in Section 10.01(b) of
      --------------                                        ----------------
the Partnership Agreement.

     "Engine Supply Agreement" shall mean the Amended and Restated Engine Supply
      -----------------------
Agreement, dated as of the date hereof, between Case and Cummins, as it may be amended pursuant to the terms thereof.

     "Engine Transfer Agreement" shall mean the Engine Transfer Agreement, dated
      -------------------------
as of the date hereof, between Case, Cummins and the Partnership, a copy of which is attached as Exhibit H to the Sponsors' Agreement, as it may be amended
                     ---------
pursuant to the terms thereof.

     "European Tooled Vendor" shall mean any Tooled Vendor which supports the
      ----------------------
manufacture of Licensed Engines in Europe.

     "Existing Case-Unique Option" shall mean a New Case-Unique Option that has
      ---------------------------
been in existence for more than two years and has not been sold by Cummins to any Cummins customer other than Case.

     "Existing Common Option" shall mean those engine options available to
      ----------------------
Cummins' customers that exist in the CSL database as of or prior to the date of the relevant order and are not part of the Base Engine.

     "Family I Engine" shall mean any model of engine identified as a Family I
      ---------------
Engine in Exhibit A to the Sponsors' Agreement and any other model of engine
          ---------
added thereto and identified as a Family I Engine in accordance with the provisions of Article III of the Sponsors' Agreement.
              -----------

                                    Ex. G-5

     "Family II Engine" shall mean any model of engine identified as a Family II
      ----------------
Engine in Exhibit A to the Sponsors' Agreement and any other model of engine
          ---------
added thereto and identified as a Family II Engine in accordance with the provisions of Article III of the Sponsors' Agreement.
              -----------

     "Family III Engine" shall mean any model of engine identified as a Family
      -----------------
III Engine in Exhibit A to the Sponsors' Agreement and any other model of engine
              ---------
added thereto and identified as a Family III Engine in accordance with the provisions of Article III of the Sponsors' Agreement.
              -----------

     "Fixed Costs per Worldwide Engine" shall have the meaning given to it in
      --------------------------------
Section 7(c) of the Engine Transfer Agreement.
------------

     "Fixed Costs" shall mean those costs of the Partnership identified as
      -----------
"Fixed Costs" in Appendix 1 to Exhibit A to the Purchase Agreement.
                 ----------    ---------

     "Fixed Costs Factor" shall have the meaning given to it in Section B.2 of
      ------------------                                        -----------
Exhibit A to the Purchase Agreement.
---------

     "Fixed Tooling Fee" shall have the meaning given to it in Section 2.1 of
      -----------------                                        -----------
the Supplier Tooling Agreement.

     "Forecast Working Capital Amount" shall have the meaning given to it in
      -------------------------------
Section 5.02(b) of the Partnership Agreement.
---------------

     "Force Majeure"  shall mean a cause of any kind not reasonably within the
      -------------
control of the party by whom an obligation or a condition must be fulfilled, and which could not have been prevented through the exercise of ordinary care by such party, including, without limitation, the following: acts of God, severe weather, fire, strikes and any other industrial, civil or public disturbance, and any laws, orders, rules, regulations, acts or restraints of any government or governmental body or authority, civil or military.

     "4B Engine" shall have the meaning given to it in Section 3.02 of the
      ---------                                        ------------
Sponsor's Agreement.


     "Funded Kit Discount Amount" shall have the meaning given to it in Section
      --------------------------                                        -------
B.7(b) of Exhibit A to the Purchase Agreement.
------    ---------

     "General Manager" shall have the meaning given to it in Section 3.04(a) of
      ---------------                                        ---------------
the Partnership Agreement.

     "Gross Hourly Throughput" shall have the meaning given to it in Exhibit D
      -----------------------                                        ---------
to the Sponsors' Agreement.

     "Indemnified Parties" shall have the meaning given to it in Section 5.05(a)
      -------------------                                        ---------------
of the Purchase Agreement.

                                    Ex. G-6

     "Indemnifying Party" shall have the meaning given to it in Section 5.05(a)
      ------------------                                        ---------------
of the Purchase Agreement.

     "Industrial Property Rights" shall mean those inventions, patents,
      --------------------------
technical information and know-how now owned or hereafter acquired by Cummins relating to the design, manufacture and production of Licensed Products and Purchased Parts.

     "Installed Target Cost" shall have the meaning given to it in Section 2.3
      ---------------------                                        -----------
of the Engine Supply Agreement.

     "Interim Plan" shall have the meaning given to it in Section 3.06(e) of the
      ------------                                        ---------------
Partnership Agreement.

     "Jointly Funded Investment" shall have the meaning given to it in Section
      -------------------------                                        -------
2.08(b) of the Sponsors' Agreement.
-------

     "Kit Discount" shall have the meaning given to it in Section B.7(a) of
      ------------                                        --------------
Exhibit A to the Purchase Agreement.
---------

     "Kit Discount Factor" shall have the meaning given to it in Section B.7(c)
      -------------------                                        --------------
of Exhibit A to the Purchase Agreement.
   ---------

     "License Agreement" shall mean the Amended and Restated License Agreement,
      -----------------
dated as of the date hereof, between Case and Cummins, a copy of which is attached as Exhibit B to the Sponsors' Agreement, as it may be amended pursuant
            ---------
to the terms thereof.

     "Licensed Engine" shall mean any model of engines identified in Exhibit A
      ---------------                                                ---------
to the Sponsors' Agreement and any other model of engines added thereto in accordance with the provisions of Article III of the Sponsors' Agreement.
                                  -----------

     "Licensed Products" shall mean (i) Licensed Engines, Case Products and
      -----------------
Components as the same may be modified or improved in the normal course of product development conducted by Cummins with respect to Licensed Engines and Case Products and scaled versions of such Licensed Engine and Case Products, and
(ii) engines and components for engines produced by or for Case and its Affiliates, which engines have cylinder heads and/or cylinder blocks which are functionally interchangeable with a Licensed Engine or an engine included in a Case Product, or a scaled version of a Licensed Engine or an engine included in a Case Product.

     "Licensee" shall mean an entity licensed by Cummins to use any Industrial
      --------
Property Rights owned by Cummins.

     "Logistics Cost" shall have the meaning given to it in Section 7(e) of the
      --------------                                        ------------
Engine Transfer Agreement.

     "Lowest Commercial Price " shall have the meaning given to it in Section
      -----------------------                                         -------
2.3(b) of  the Engine Supply Agreement.
------

                                    Ex. G-7

     "MCP" shall mean the Midrange Central Purchasing Organization established
      ---
pursuant to the MCP Agreement.

     "MCP Agreement" shall mean the amended and restated Midrange Central
      -------------
Purchasing Organization Agreement, dated as of the date hereof, between Case, Cummins and the Partnership, a copy of which is attached as Schedule 2.10 to the
                                                            -------------
Sponsors' Agreement, as it may be amended pursuant to the terms thereof.

 .    "Manufactured Component" shall mean any Component manufactured by the
      ----------------------
Partnership and any other item manufactured by the Partnership in accordance with Section 2.04(d) of the Sponsors' Agreement.
     ---------------

     "Manufacturing Affiliate" shall mean the Case Affiliate or the Cummins
      -----------------------
Affiliate, or both, as the context requires, designated to manufacture Components and assemble Licensed Engines in Western Europe.

     "Materials Costs" shall mean, with respect to any product, the direct
      ---------------
material costs of such product as determined by the cost accounting systems of the Partnership (excluding any Upfit Materials Costs).

     "Net Kit Discount Amount" shall have the meaning given to it in Section
      -----------------------                                        -------
B.7(b) of Exhibit A to the Purchase Agreement.
------    ---------

     "New Case-Unique Option" shall mean any new engine option specifically
      ----------------------
designed, developed and intended for Case's unique use on engines where the option did not exist in the CSL database at the time of Case's request for such option and is not part of the Base Engine. A New Option shall become an Existing Case-Unique Option upon the date that is two years after the date Case first purchases such New Case-Unique Option. A New Case-Unique Option shall become an Existing Common Option at such time as Cummins first sells such option to another Cummins customer.

     "Notes" shall mean the 6.60% Secured Notes, Series A, due 2004, in the
      -----
initial aggregate principal amount of $75,000,000 and/or the 6.92% Secured Notes, Series B, due 2008, in the initial aggregate principal amount of $85,000,000.

     "Outside Facilities" shall have the meaning given to it in Section 3 of the
      ------------------                                        ---------
Engine Transfer Agreement.

     "Overtime Percentage" shall have the meaning given to it in Exhibit D to
      -------------------                                        ---------
the Sponsors' Agreement.

     "Ownership Items" shall have the meaning given to it in Section 2.05(b) of
      ---------------                                        ---------------
the Purchase Agreement.

     "Parent" shall mean Case or Cummins, as the context requires.
      ------

                                    Ex. G-8

     "Partially Approved Plan" shall have the meaning given to it in Section
      -----------------------                                        -------
3.06(d) of the Partnership Agreement.
-------

     "Partner" shall mean Case Holding  or Cummins Holding, as the case may be.
      -------

     "Partner Only Expenses" shall mean, for a specified period,  those costs
      ---------------------
and expenses of the Partnership relating to activities that only one Sponsor (and such Sponsor's Affiliates) contributes to the Partnership.

[CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

     "Partner Only Expenses Factor" shall have the meaning given to it in
      ----------------------------
Section B.5 of Exhibit A to the Purchase Agreement.
-----------    ---------

     "Partnership" shall mean Consolidated Diesel Company, the partnership
      -----------
described in Article II of the Partnership Agreement.
             ----------

     "Partnership Agreement" shall mean the Amended and Restated Partnership
      ---------------------
Agreement, dated as of the date hereof, between Case Holding and Cummins Holding, a copy of which is attached as Exhibit C to the Sponsors' Agreement, as
                                        ---------
it may be amended pursuant to the terms thereof.

     "Partnership Committee" shall mean the Partnership Committee established by
      ---------------------
Section 3.01 of the Partnership Agreement.
------------

     "Partner Representative" shall have the meaning given to it in Section 3.03
      ----------------------                                        ------------
of the Partnership Agreement.

     "Person" shall mean an individual, partnership, corporation, limited
      ------
liability company, trust, unincorporated association or other entity or association.

     "Planned Take Percentage" shall have the meaning given to it in Section
      -----------------------                                        -------
3.06 of the Partnership Agreement.
----

     "Planned Technical Fee" shall have the meaning given to it in Section 3.02
      ---------------------                                        ------------
of the Technical Assistance Agreement.

     "Plant" shall mean the facility that the Partnership operates to assemble
      -----
Licensed Engines, Cummins Products and Case Products and to manufacture Components.

     "Price Index" shall mean the Series P113 published by the Bureau of Labor
      -----------
Statistics in Producer Prices and Price Indexes or such other price index as may be agreed upon by the Sponsors.

     "Pricing Review" shall have the meaning given to it in Section 2.3(c) of
      --------------                                        --------------
the Engine Supply Agreement.

                                    Ex. G-9

     "Product Family Chief Engineer" shall have the meaning given to it in
      -----------------------------
Section 3.02 of the Technical Assistance Agreement.
------------

     "Product Offtake Agreement" shall have the meaning given to it in Section
      -------------------------                                        -------
2.05(b)(i) of the Purchase Agreement.
----------

     "Product Profile" shall mean, in Case's discretion, all relevant criteria
      ---------------
pertaining to engines of the applicable Case equipment in the applicable region, including, without limitation, the following criteria: (i) engine performance criteria, (ii) availability of the engine, (iii) delivery of the engine, (iv) local content needs, (v) finance terms, and (vi) if a Cummins engine model meets one of the conditions set forth in clause (i) or (ii) of Section 2.3(a) of the
                                   ----------    ----    --------------
Engine Supply Agreement, Installed Target Cost.

     "Project Manager" shall mean Cummins in the role described in Section 4.01
      ---------------                                              ------------
of the Sponsors' Agreement and Section 3.02 of the Partnership Agreement.
                               ------------

     "Purchase Agreement" shall mean the Amended and Restated Purchase
      ------------------
Agreement, dated as of the date hereof, between Case, Cummins and the Partnership, a copy of which is attached as Exhibit E, to the Sponsors'
                                             ---------
Agreement, as it may be amended pursuant to the terms thereof.

     "Purchase Price" shall have the meaning given to it in Section 2.05 of  the
      --------------                                        ------------
Purchase Agreement.

     "Purchased Part" shall mean any item which the Partnership purchases for
      --------------
incorporation into a Licensed Engine, Cummins Product or Case Product or for use as a Service Part.

     "Related Agreements" shall mean, collectively, the Sponsors' Agreement, the
      ------------------
Purchase Agreement, the Partnership Agreement, the Supplier Tooling Agreement, the License Agreement, the Technical Assistance Agreement, the Engine Transfer Agreement, the Engine Supply Agreement, the Worldwide Industrial Licensed Engines Emission Certification Agreement, dated as of the date hereof, between Case and Cummins, and the Emission Certification Exemption Agreement for Testing of Cummins Engines, dated June 5, 1996, between Case and Cummins.

     "Revised Technical Fee" shall have the meaning given to it in Section 3.02
      ---------------------                                        ------------
of the Technical Assistance Agreement.

     "Selling Party" shall have the meaning given to it in Section 4.04(a) of
      -------------                                        ---------------
the Partnership Agreement.

     "Service Part" shall mean any item intended for use as a replacement part
      ------------
for a Licensed Engine, Cummins Product or Case Product.

     "Shared Tooled Vendors" shall mean Tooled Vendors supplying parts to the
      ---------------------
Partnership for use on both Case and Cummins engines.

                                    Ex. G-10

     "Specification Changes"  shall mean any changes in Cummins engines that
      ---------------------
affect form, fit or function.

     "Sponsor" shall mean Cummins or Case, as the case may be.
      -------

     "Sponsors' Agreement" shall mean the Amended and Restated Sponsors'
      -------------------
Agreement, dated as of the date hereof, between Case, Cummins, Case Holding and Cummins Holding, as it may be amended pursuant to the terms thereof, but without reference to the Related Agreements that are Exhibits or Schedules to such agreement.

     "Supplier Tooling" shall mean all tooling, equipment or machinery that is
      ----------------
owned by a Sponsor and used by a Tooled Vendor for the production of Purchased Parts.

     "Supplier Tooling Agreement" shall mean the Amended and Restated Supplier
      --------------------------
Tooling Agreement, dated as of the date hereof, between Case and Cummins, a copy of which is attached as Schedule 2.10 to the Sponsors' Agreement, as it may
                             -------------
be amended pursuant to the terms thereof.

     "Survivor" shall have the meaning given to it in Section 8.01 of the
      --------                                        ------------
Purchase Agreement.

     "Take" shall mean, with respect to each of Case and Cummins,  for any
      ----
specified period, the number obtained by dividing (i) such Buyer's Allocated Materials Costs for such period by (ii) the Aggregate Material Costs for such period.

     "Technical Assistance Agreement" shall mean the Amended and Restated
      ------------------------------
Technical Assistance Agreement, dated as of the date hereof, between Case, Cummins and the Partnership, a copy of which is attached as Exhibit F to the
                                                            ---------
Sponsors' Agreement, as it may be amended pursuant to the terms thereof.

     "Technical Fee" shall mean the fee determined in accordance with Article
      -------------                                                   -------
III of the Technical Assistance Agreement.
---

     "Technical Information" shall mean all technical data, know-how, shop
      ---------------------
practices, plans, drawings, blueprints, specifications, methods of manufacture, and other information or assistance pertaining to the Licensed Engines, Cummins Products, Case Products, Components and Purchased Parts, now owned or hereafter acquired by Cummins during the term of this Agreement, which Cummins has the right to divulge or transfer and which is reasonably necessary for Case and its Affiliates to utilize fully the Industrial Property Rights which are subject to the license granted in the License Agreement.

     "Theoretical Current Capacity" shall mean, with respect to any Unit for any
      ----------------------------
calendar year, the theoretical capacity of the Plant to produce in such year the number of Licensed Engines, Head Sub-Assembly, Cummins Products, Case Products and Components determined in accordance with Exhibit D to the Sponsors'
                                             ---------
Agreement but shall not include any capacity created at the Plant by a Unilateral Investment of either Sponsor.

                                    Ex. G-11

     "Tier II Compliance" shall have the meaning given to it in Section 3.02(e)
      ------------------                                        ---------------
of the Sponsors' Agreement.

     "Tooled Vendor" shall mean a vendor that uses tooling, equipment or
      -------------
machinery owned by a Sponsor, and shall describe that vendor only to the extent such tooling, equipment or machinery is employed for producing the item in question. For example, in making items A and B, vendor uses tooling owned by Case for item A, and uses only tooling owned by the vendor for item B. Such vendor is a Case Tooled Vendor with regard to item A, but is not a Tooled Vendor with regard to item B.

     "Total Acquisition Costs" shall have the meaning given to it in Section 2.4
      -----------------------                                        -----------
of the Engine Supply Agreement.

     "Transfer Price" shall have the meaning given to it in Section 2.05(a) of
      --------------                                        ---------------
the Purchase Agreement.

     "Transferred Engines" shall have the meaning given to it in Section 3 of
      -------------------                                        ---------
the Engine Transfer Agreement.

     "Unilateral Investment" shall have the meaning given to it in Section
      ---------------------                                        -------
2.08(b) of the Sponsors' Agreement.
-------

     "Unit" shall have the meaning given to it in the Preamble to Exhibit D to
      ----                                                        ---------
the Sponsors' Agreement.

     "Upfit Center" shall have the meaning given to it in Section 2.09 to the
      ------------                                        ------------
Sponsors' Agreement.

     "Upfit Center Capacity" shall mean, with respect to any calendar year, the
      ---------------------
capacity of the Upfit Center.

     "Upfit Materials Costs" shall mean any direct materials costs (as
      ---------------------
determined by the cost accounting system of the Partnership) relating to the operation of the Upfit Center.

     "Utilization Fee" shall have the meaning given to it in Section 4 of
      ---------------                                        ---------
Exhibit D to the Sponsors' Agreement.
---------

     "Variable Costs" shall mean those costs of the Partnership identified as
      --------------
"Variable Costs" in Appendix 1 of Exhibit A to the Purchase Agreement.
                    ----------    ---------

     "Variable Costs Factor" shall have the meaning given to it in Section B.3
      ---------------------                                        -----------
of Exhibit A to the Purchase Agreement.
   ---------

     "Western Europe" shall include the following countries: Austria, Belgium,
      --------------
Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Switzerland, the Netherlands and the United Kingdom.

                                    Ex. G-12

     "Working Capital"  shall mean the sum of cash, accounts receivable
      ---------------
(including both trade and non-trade accounts, but excluding returnable skid deposits) and net inventory, less the sum of accounts payable and accrued expense, and excludes the notes receivable from the Partners relating to Partnership debt.

     "Worldwide Take" shall have the meaning given to it in Exhibit A to the
      --------------                                        ---------
Engine Transfer Agreement.

                                    Ex. G-13

                                                                       EXHIBIT H
                                                      TO THE SPONSORS' AGREEMENT


                           ENGINE TRANSFER AGREEMENT


     THIS ENGINE TRANSFER AGREEMENT, dated as of April 21, 1998 ("Engine
                                                                  ------
Transfer Agreement"), between CONSOLIDATED DIESEL COMPANY, a North Carolina
------------------
partnership (the "Partnership"), CASE CORPORATION, a Delaware corporation
                  -----------
("Case"), and CUMMINS ENGINE COMPANY, INC., an Indiana corporation ("Cummins").
  ----                                                               -------

     WHEREAS, Case and Cummins agree that Cummins or Cummins' Affiliates should have the right to produce and sell to Case engines demanded by Case from the Partnership; and

     WHEREAS, Case and its Affiliates desire to purchase engines from facilities of Cummins and its Affiliates other than the Plant to reduce time differentials and improve communication, at commercial prices that are identical to those Case would have been charged had the Partnership produced the engines and sold them to Case.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby agree as follows:

                                   ARTICLE I

     1.   Definitions.  Unless otherwise defined herein, all capitalized terms
          -----------
shall have the meanings set forth in Exhibit G to the Amended and Restated
                                     ---------
Sponsors' Agreement, dated as of the date hereof (the "Sponsors' Agreement"),
                                                       -------------------
between Case, Cummins, Case Holding and Cummins Holding.

     2.   Purchase Agreement.  Except as otherwise provided herein, the Purchase
          ------------------
Agreement shall govern the rights and obligations of the parties with respect to the purchases by Case of Licensed Engines.

     3.   Right to Delegate.  Upon request by either Case or Cummins to the
          -----------------
other parties hereto and in accordance with Section 4, the parties shall jointly
                                            ---------
have the right to permit and cause the Partnership to delegate to Cummins the Partnership's obligations to sell to Case and its Affiliates Licensed Engines, as required under Section 2.02(a)(i) of the Purchase Agreement, such performance
                  ------------------
of the Partnership's obligations to sell to be performed by Cummins at plants and facilities of Cummins and Cummins' Affiliates other than the Plant (the

"Outside Facilities").  Such engines that the parties agree that Cummins shall
-------------------
produce at an Outside Facility and sell to Case hereunder shall be referred to herein as "Transferred Engines." If the parties agree to such a delegation,
           -------------------
Case and its Affiliates shall purchase from Cummins, and Cummins shall sell to Case and its Affiliates, Transferred Engines, subject to the terms and conditions of this Engine Transfer Agreement.

                                    Ex. H-1

     4.   Procedure for Delegation.  Concurrent with the preparation of the
          ------------------------
Annual Operating Plan for each calendar year, Case shall provide to Cummins and the Partnership an estimate for such year of the entire worldwide requirements of Licensed Engines of Case and its Affiliates. The parties shall agree in writing with respect to such year, upon (i) the estimated number of such engines and products to be produced and sold by the Partnership, (ii) the estimated number of Transferred Engines, (iii) the particular Outside Facilities that will produce such Transferred Engines and (iv) the manner and timing of the transfer of production from the Plant to the Outside Facilities. Case and its Affiliates shall use their reasonable best efforts to purchase Transferred Engines in accordance with such estimated volumes from the specified Outside Facilities. If, at any time during such calendar year, Case or Cummins desires to materially change the amount of, and/or Outside Facilities with respect to, Transferred Engines, such party shall so notify the other party and the parties shall agree upon the appropriate action to take. All disputes relating to Transferred Engines and the performance of the parties hereunder shall be resolved in accordance with Section 6.02 of the Sponsors' Agreement.
                ------------

     5.   Duties upon Delegation.   If the parties agree in accordance with
          ----------------------
Section 3 that Cummins shall provide Transferred Engines, then:
---------

     (a) The parties shall cooperate to enable an efficient transfer of production of engines from the Plant to the applicable Outside Facilities.

     (b) Cummins, as Project Manager, shall manage the process of any transfer of production and shall review such forecasts and other prospective information relating to the operation of the Plant as necessary or desirable to maintain the efficient operation of the Plant. If, in Cummins' discretion, the transfer of production of the Transferred Engines to Outside Facilities adversely affects the operation of the Plant, Cummins shall so notify Case. Cummins and Case shall jointly negotiate a solution to such issue and shall take such action as then mutually agreed upon, including, without limitation, transferring production of the Transferred Engines from the Outside Facilities back to the Plant. If the Parties are unable to negotiate a solution, such issue shall be resolved in accordance with Section 6.02 of the Sponsors' Agreement.
                            ------------

     (c) Cummins shall perform engine performance tests on the Transferred Engines and shall demonstrate to Case's reasonable satisfaction prior to each delegation of performance in accordance with Section 3 and as often as Case
                                             ---------
reasonably deems necessary after such delegation that Case's specified engine performance characteristics are met by 100% of the Transferred Engines.

     (d) Except as otherwise provided herein, to the extent of any delegation described in Section 3, Cummins shall have all of the rights and perform all of
             ---------
the obligations of the Partnership pursuant to the Purchase Agreement with respect to Cummins' provision of Transferred Engines to Case and its Affiliates. The Partnership shall indemnify and hold Cummins harmless for any liability Cummins may have under Article V of the Purchase Agreement as a result of
                       ---------
Cummins' provision of Transferred Engines to Case and its Affiliates under this Agreement.

     (e) Unless the parties shall agree otherwise, Case and its Affiliates shall order Transferred Engine(s) from the Outside Facility that shall produce such Transferred Engine(s)

                                    Ex. H-2
substantially in accordance with the procedures for placing orders specified in the Purchase Agreement. The Outside Facility producing Transferred Engines shall provide to the Partnership each month information concerning the volume of engines invoiced to Case and its Affiliates pursuant to this Agreement by shop order and delivery date. Such Outside Facility shall also provide to the Partnership each month any forecast information provided to such Outside Facility by Case relating to such Transferred Engines. Such Outside Facility shall also provide to the Partnership any product changes (and related effective dates) requested by Case and its Affiliates with respect to Transferred Engines. The Partnership shall maintain the Transferred Engine shop orders to the same build level and design status as the respective shop orders at the Outside Facility producing the Transferred Engines.

     (f) For all Transferred Engines sold by Cummins hereunder, Cummins shall invoice the facility of Case or its Affiliate to which, or on behalf of which, such product was delivered. Such invoices shall be payable within 30 days of the date thereof. All payments made by Case and its Affiliates hereunder shall be in United States dollars.

     6.   Additional Capacity at the Plant.  Cummins, in its sole discretion,
          --------------------------------
shall have the right to purchase additional products from the Partnership pursuant to the Purchase Agreement, utilizing capacity created at the Plant as a result of the production of the Transferred Engines at the Outside Facilities rather than at the Plant.

     7.   Price.
          -----

     (a) Transferred Engine Price.  The price payable by Case and its Affiliates
         ------------------------
to Cummins for each Transferred Engine purchased by Case and its Affiliates hereunder shall equal [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

     (b) [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

     (c) [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

     (d) [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

     (e) [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

     (f) Additional Terms and Conditions.  In any calendar year where Cummins
         -------------------------------
sells any Transferred Engines to Case, the allocation of [CONFIDENTIAL
INFORMATION

                                    Ex. H-3

CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and the [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] between Case and Cummins pursuant to the Purchase Agreement with respect to such year shall be determined pursuant to the terms and conditions of Exhibit A to
                                                                 ---------
this Engine Transfer Agreement.

     8.   Delivery.  Cummins shall deliver Transferred Engines to the applicable
          --------
destination point specified by Case (the "F.O.B. Point").  Cummins shall bear
                                          ------------
all costs, including, without limitation, costs to obtain all export and import licenses and other government approvals, duties, brokerage fees, container break facility charges and engine storage charges, incurred in connection with the delivery of Transferred Engines to the F.O.B. Point.

     9.   Miscellaneous Provisions.
          ------------------------

     (a) Term of Agreement.  This Engine Transfer Agreement shall continue in
         -----------------
full force and effect until [CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or until the Partnership is dissolved, whichever is the earlier.

     (b) Assignment.  This Engine Transfer Agreement shall inure to the benefit
         ----------
of and be binding upon the parties and their respective assignees pursuant to any assignments permitted hereby.

     (c) Severability.  If any part of this Engine Transfer Agreement, for any
         ------------
reason, shall be finally adjudged by any court of competent jurisdiction to be invalid, such judgment shall not affect, impair or invalidate the remainder of this Engine Transfer Agreement and there shall be deemed substituted for the part at issue a valid, legal and enforceable provision as similar as possible to the part at issue. The invalidity of any part or parts of this Engine Transfer Agreement shall not relieve the parties, their successors or assigns from their other duties and obligations under this Engine Transfer Agreement.

     (d) Waiver.  The failure of Seller or either Buyer to enforce any provision
         ------
of this Engine Transfer Agreement or exercise any right granted hereby shall not be construed to be a waiver of such provision or right, nor shall it affect the validity of this Engine Transfer Agreement or any part hereof, or limit in any way the right of either such party subsequently to enforce any such provision or exercise any such right in accordance with its terms.

     (e) Notices.  Any notice, report or consent required or permitted by this
         -------
Engine Transfer Agreement to be given or delivered shall be in writing and shall be either delivered by hand or overnight courier or sent by facsimile transmission (with receipt confirmed) or mailed, postage prepaid, by certified or registered mail, return receipt requested, as follows:

                                    Ex. H-4

     If to the Partnership:

          Consolidated Diesel Company
          U.S. Highway 301
          Box 670
          Whitakers, North Carolina  27891
          Attention:  General Manager
          Facsimile: (252) 437-9641

     If to Case:

          Case Corporation
          700 State Street
          Racine, Wisconsin  53404
          Attention:  General Counsel
          Facsimile: (414) 636-5651

     If to Cummins:

          Cummins Engine Company
          Box 3005
          Columbus, Indiana 47202
          Attention: General Counsel
          Facsimile: (812) 377-3272

Any such notice, report or consent shall be effective upon receipt. Case, Cummins or the Partnership may change the address for receipt by it of any notice, report or consent hereunder by giving prior written notice of such change to the other party as above provided.

     (f) Verbal Modifications or Waivers.  No modifications or waiver of any
         -------------------------------
provision hereof shall be effective unless in writing and signed by authorized representatives of Seller and each Buyer.

     (g) Titles and Headings.  The titles and headings included in this Engine
         -------------------
Transfer Agreement are inserted for convenience only and shall not be deemed to be a part of this Purchase Agreement, or considered in construing this Engine Transfer Agreement.

     (h) Applicable Law.  This Engine Transfer Agreement shall be construed in
         --------------
accordance with the laws of the State of Indiana.

                                    Ex. H-5

     IN WITNESS WHEREOF, the parties have caused this Engine Transfer Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

                              CONSOLIDATED DIESEL COMPANY
                              By: CUMMINS ENGINE HOLDING COMPANY,
                                  INC., as General Partner


                              By:    / F. Joseph Loughrey /
                                 -------------------------------
                              Name:  F. Joseph Loughrey
                              Title: President


                              By:  CASE CDC HOLDINGS, INC.,
                                   as General Partner


                              By:     / Steven G. Lamb /
                                 ------------------------------
                              Name:  Steven G. Lamb
                              Title: Attorney in Fact


                              CASE CORPORATION


                              By:     / Steven G. Lamb /
                                 ------------------------------
                              Name:  Steven G. Lamb
                              Title: President and Chief Operating Officer


                              CUMMINS ENGINE COMPANY, INC.


                              By:     / F. Joseph Loughrey /
                                  ------------------------------
                              Name:  F. Joseph Loughrey
                              Title: Executive Vice President
                                     Group President - Industrial

                                      EXHIBIT A TO THE ENGINE TRANSFER AGREEMENT


                                    PRICING


[CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

                                                                    Exhibit B to
                                                                    ------------
                                                       Engine Transfer Agreement
-------------------------------------------------------------------------------

[CONFIDENTIAL INFORMATION CONTAINED HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].